Exhibit 10.6

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LICENSE AGREEMENT

This LICENSE AGREEMENT (“Agreement”) is made as of January 31, 2018 (“Effective Date”), by and between TheraVida, Inc., a corporation organized and existing under the laws of Delaware (“TheraVida”), having its principal place of business at 177 Bovet Rd., Suite 600, San Mateo, California 94402, and Roivant Sciences GmbH, a Swiss limited liability company (“Roivant”), having an address of Viaduktstrasse 8, 4051 Basel, Switzerland. Roivant and TheraVida are referred to individually as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, TheraVida has developed a proprietary pharmaceutical product comprising a combination of Oxybutynin and Pilocarpine and known as THVD-102;

WHEREAS, TheraVida owns and/or controls certain intellectual property rights relating to THVD-102;

WHEREAS, Roivant wishes to obtain from TheraVida an exclusive license to develop and, if successful, commercialize THVD-102 and/or any other products within the scope of Roivant’s license under this Agreement, and TheraVida is willing to grant such license to Roivant, all under the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants herein contained, the receipt and sufficiency which are hereby acknowledged, Roivant and TheraVida hereby agree as follows.

ARTICLE 1

DEFINITIONS

Unless the context otherwise requires, the terms in this Agreement with initial letters capitalized, shall have the meanings set forth below, or the meaning as designated in the indicated places throughout this Agreement.

1.1 “Active Pharmaceutical Ingredient” means any substance intended to be used in a pharmaceutical product that when used becomes an active ingredient of that product intended to exert a pharmacological, immunological or metabolic action with a view to restoring, correcting or modifying physiological functions in man or animal or to make a medical diagnosis (such pharmacological, immunological or metabolic action, the “Intended Action”); but excluding formulation components such as coatings, stabilizers, excipients or solvents, adjuvants or controlled release technologies.

1.2 “Actual Combination Product Net Sales” has the meaning set forth in Section 1.56 (Net Sales).

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1.3 “Affiliate” means, with respect to a Party, any Person that, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with that Party, but for only so long as such control exists. For the purpose of this definition, “control” (including, with correlative meaning, the terms “controlled by” and “under common control”) means (a) to possess, directly or indirectly, the power to direct the management or policies of an entity, whether through ownership of voting securities, by contract relating to voting rights or corporate governance, or otherwise; or (b) direct or indirect beneficial ownership of more than fifty percent (50%) (or such lesser percentage which is the maximum allowed to be owned by a foreign corporation in a particular jurisdiction) of the voting share capital or other equity interest in such entity.

1.4 “Aggregate Annual Net Sales” has the meaning set forth in Section 8.4(a) (Royalty Payments).

1.5 “Applicable Laws” means the applicable provisions of any and all national, supranational, regional, state and local laws, treaties, statutes, rules, regulations, administrative codes, guidances, ordinances, judgments, decrees, directives, injunctions, orders, permits (including MAAs) of or from any court, arbitrator, Regulatory Authority or Governmental Authority having jurisdiction over or related to the subject item.

1.6 “Auditor” has the meaning set forth in Section 8.11 (Audit Dispute).

1.7 “Business Day” means a day other than a Saturday, Sunday or a bank or other public holiday in Basel or New York.

1.8 “Calendar Quarter” means each respective period of three (3) consecutive months ending on March 31, June 30, September 30, and December 31.

1.9 “Calendar Year” means each respective period of twelve (12) consecutive months ending on December 31.

1.10 “CFR” means the U.S. Code of Federal Regulations.

1.11 “CIOMS” means the Council for International Organizations of Medical Sciences.

1.12 “Claims” means all Third Party demands, claims, actions, proceedings and liability (whether criminal or civil, in contract, tort or otherwise) for losses, damages, legal costs and other expenses of any nature.

1.13 “CMC” means chemistry, manufacturing, and controls.

1.14 “CMO” means contract manufacturing organization.

1.15 “Combination Product” means any Licensed Product comprising a fixed-dose combination of: (a) a Proprietary Drug and (b) at least one Other Active.

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1.16 “Commercialization” means the conduct of all activities undertaken before and after Regulatory Approval relating to the promotion, marketing, sale and distribution (including importing, exporting, transporting, customs clearance, warehousing, invoicing, handling and delivering Licensed Products to customers) of Licensed Products in or outside of the Territory, including: (a) sales force efforts, detailing, advertising, medical education, planning, marketing, sales force training, and sales and distribution; and (b) scientific and medical affairs. For clarity, Commercialization does not include any Development activities, whether conducted before or after Regulatory Approval. “Commercialize” and “Commercializing” have correlative meanings.

1.17 “Commercially Reasonable Efforts” means, with respect to an entity’s obligations under this Agreement relating to Proprietary Drugs and Licensed Products, those efforts and resources that are consistent with the exercise of customary scientific and business practices as applied in the pharmaceutical industry for a company of a similar stage and size as the entity and having similar resources, for development, regulatory, manufacturing and commercialization activities conducted with respect to products at a similar stage of development or commercialization and having similar commercial potential, taking into account relative safety and efficacy, product profile, the regulatory environment, payors’ policies and regulations, competitiveness of the marketplace and the market potential of such products, the nature and extent of market exclusivity, including patent coverage and regulatory data protection, and price and reimbursement status.

1.18 “Confidential Information” of a Party means all Know-How, unpublished patent applications and other information and data of a financial, commercial, business, operational or technical nature of such Party that is disclosed or made available by or on behalf of such Party or any of its Affiliates to the other Party or any of its Affiliates, whether made available orally, in writing or in electronic or other form. The terms of this Agreement are the Confidential Information of both Parties.

1.19 “Control” or “Controlled” means, with respect to any Know-How, Patent or other intellectual property rights, that a Party has the legal authority or right (whether by ownership, license or otherwise, other than by virtue of any license granted to such Party by the other Party pursuant to this Agreement) to grant a license, sublicense, access or other right (as applicable) under such Know-How, Patent, or other intellectual property rights to the other Party on the terms and conditions set forth herein, in each case without breaching the terms of any agreement with a Third Party.

1.20 “Develop” or “Development” means to develop (including clinical, non-clinical and CMC development), analyze, test and conduct preclinical, clinical and all other regulatory trials for a Proprietary Drug or Licensed Product, including all post-approval clinical trials, as well as all related regulatory activities and any and all activities pertaining to new Indications, pharmacokinetic studies and all related activities including work on new formulations, new methods of treatment and CMC activities including new manufacturing methods. “Developing” and “Development” have correlative meanings.

1.21 “Disclosing Party” has the meaning set forth in Section 10.1(a) (Duty of Confidence—subsection (a)).

1.22 “Dollar” means U.S. dollars, and “ $” shall be interpreted accordingly.

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1.23 “EMA” means the European Medicines Agency or any successor entity thereto.

1.24 “EU” means the European Union.

1.25 “Excluded Claim” has the meaning set forth in Section 14.9(g) (Dispute Resolution—subsection (g)).

1.26 “FDA” means the United States Food and Drug Administration or any successor entity thereto.

1.27 “Field” means the treatment, prevention and diagnosis of any and all human and animal diseases, disorders and conditions with the exception of overactive bladder.

1.28 “First Commercial Sale” means, with respect to any Licensed Product in any country or jurisdiction in the Territory, the first arm’s length sale of such Licensed Product by Roivant, its Affiliates or Sublicensees to a Third Party for distribution, use or consumption in such country or jurisdiction after Regulatory Approval has been obtained for such Licensed Product in such country or jurisdiction.

1.29 “Fiscal Year” means the period from [***] of a Calendar Year through [***] of the following Calendar Year.

1.30 “GAAP” means the then-current Generally Accepted Accounting Principles or International Financial Reporting Standards (IFRS), whichever is adopted as the standard financial accounting guideline in the United States for public companies, as consistently applied.

1.31 “Generic Competition” means, on a Licensed Product-by-Licensed Product and country-by-country basis, that, in a given Calendar Quarter, unit sales of one or more Generic Versions of a Licensed Product in a country account for more than [***] of combined unit sales of (a) such Licensed Product and (b) such Generic Version(s), in such country, as determined by reference to applicable sales data obtained from IQVIA or from such other independent source for such sales data as may be agreed upon by the Parties (provided that such other source, if any, shall be generally recognized as a reliable source for pharmaceutical sales data among major pharmaceutical companies).

1.32 “Generic Version” means, with respect to a Licensed Product, on a country-by-country basis, a pharmaceutical product that: (a) is sold in a given country by a Third Party, other than a Sublicensee, or any other Third Party in a chain of distribution originating from Roivant, any of its Affiliates or any Sublicensee; (b) contains the same Proprietary Drug (and, if such Licensed Product is a fixed-dose combination that also contains any Active Pharmaceutical Ingredient in addition to Oxybutynin and Pilocarpine, the same such other Active Pharmaceutical Ingredient) as such Licensed Product; and (c) has been approved for marketing by the relevant Regulatory Authority in such country in reliance on the approved MAA for such Licensed Product in such country, including any such pharmaceutical product that has been approved for marketing (i) in the U.S., pursuant to Section 505(b)(2) or Section 505(j) of the Act (21 U.S.C.

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§355(b)(2) or 21 U.S.C. §355(j), respectively), (ii) in the EU or an EU member state, as a “generic medicinal product” pursuant to Article 10 of Parliament and Council Directive 2001/83/EC as amended, or (iii) in any other country or jurisdiction, pursuant to any equivalent of the foregoing laws, regulations or directives, wherein the approval of such pharmaceutical product is based on reference to the approved MAA for such Licensed Product in such country and a demonstration of bio-equivalence to such Licensed Product; and, in each case, which may be substituted for the Licensed Product without any action by the physician or health care practitioner.

1.33 “Government Authority” means any federal, state, national, state, provincial or local government, or political subdivision thereof, or any multinational organization or any authority, agency or commission entitled to exercise any administrative, executive, judicial, legislative, police, regulatory or taxing authority or power, any court or tribunal (or any department, bureau or division thereof, or any governmental arbitrator or arbitral body).

1.34 “Incremental Withholding Taxes” has the meaning set forth in Section 8.9(b) (Tax Cooperation).

1.35 “IND” means any investigational new drug application, clinical trial application, clinical trial exemption or similar or equivalent application or submission for approval to conduct human clinical investigation filed with or submitted to a Regulatory Authority in conformance with the requirements of such Regulatory Authority.

1.36 “Indemnified Party” has the meaning set forth in Section 13.3 (Indemnification Procedure).

1.37 “Indemnifying Party” has the meaning set forth in Section 13.3 (Indemnification Procedure).

1.38 “Indication” means a separate and distinct disease, disorder, illness or health condition for which a separate MAA approval is required.

1.39 “Initial Proprietary Drug” means any fixed-dose combination of Oxybutynin and Pilocarpine.

1.40 “Initiation” means, with respect to a clinical trial, the first dosing (whether with investigational drug, comparator drug or placebo) of the first subject in such clinical trial.

1.41 “Intended Action” has the meaning set forth in Section 1.1 (Active Pharmaceutical Ingredient).

1.42 “Invention” shall mean any process, method, composition of matter, article of manufacture, discovery or finding, patentable or otherwise, that is made, generated, conceived or otherwise invented as a result of a Party exercising its rights or carrying out its obligations under this Agreement, whether directly or via its Affiliates, agents or independent contractors, including all rights, title and interest in and to the intellectual property rights therein.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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1.43 “Joint Inventions” has the meaning set forth in Section 9.1(a) (Ownership of Inventions).

1.44 “Joint Patents” has the meaning set forth in Section 9.1(a) (Ownership of Inventions).

1.45 “Know-How” means any information, including discoveries, improvements, modifications, processes, methods, techniques, protocols, formulas, data, inventions, know-how, trade secrets and results, patentable or otherwise, including physical, chemical, biological, toxicological, pharmacological, safety, and pre-clinical and clinical data, dosage regimens, control assays, and product specifications, but excluding any Patents.

1.46 “Licensed Know-How” means (a) all Know-How that TheraVida Controls as of the Effective Date or during the Term that is necessary or reasonably useful for the Development, manufacture and/or Commercialization of any Proprietary Drug, and (b) TheraVida’s Sole Inventions and TheraVida’s joint ownership interest in Joint Inventions.

1.47 “Licensed Manufacturing Know-How” has the meaning set forth in Section 6.2(a) (Manufacturing Technology Transfer—subsection (a)).

1.48 “Licensed Patents” means: (a) the Patents listed on Exhibit C; (b) all other Patents Controlled by TheraVida as of the Effective Date or during the Term that (i) claim the composition of matter, or any method of manufacture or use, of any Proprietary Drug in the Field in the Territory or (ii) in the absence of a license or similar right, would be infringed (assuming issuance thereof in the case of any patent application) by the manufacture, use, sale, offer for sale or import of any Proprietary Drug in the Field in the Territory; and (c) TheraVida’s joint ownership interest in Joint Patents. For clarity, the Licensed Patents exclude any Patent Controlled by TheraVida as of the Effective Date or during the Term, the claims of which are limited to methods of using any Proprietary Drug or Muscarinic Modulator solely outside of the Field.

1.49 “Licensed Product” means any pharmaceutical product that contains a Proprietary Drug, alone or in combination with one or more Other Actives, in any dosage form or formulation, including THVD-102.

1.50 “Licensed Technology” means the Licensed Know-How and Licensed Patents.

1.51 “MAA” or “Marketing Authorization Application” means an application to the appropriate Regulatory Authority for approval to market a Licensed Product (but excluding Pricing Approval) in any particular jurisdiction and all amendments and supplements thereto, including an NDA filed with the FDA in the U.S.

1.52 “Major Markets” has the meaning set forth in Section 4.2 (Development Diligence).

1.53 “Manufacturing Transfer Period” has the meaning set forth in Section 6.2(a) (Manufacturing Technology Transfer—subsection (a)).

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1.54 “Muscarinic Modulator” means any Active Pharmaceutical Ingredient that is a muscarinic antagonist or a muscarinic agonist; except, in each case, for any such Active Pharmaceutical Ingredient the activity of which as a muscarinic antagonist or a muscarinic agonist (as applicable) (a) is incidental and (b) is not responsible (in whole or in part) for exerting the Intended Action of such Active Pharmaceutical Ingredient. By way of example and not of limitation, Oxybutynin and Pilocarpine are Muscarinic Modulators.

1.55 “NDA” means a New Drug Application (as more fully defined in 21 C.F.R. §314.5 et seq. or successor regulation) and all amendments and supplements thereto filed with the FDA.

1.56 “Net Sales” means, with respect to any Licensed Product, the gross amounts invoiced for sales or other dispositions of such Licensed Product by or on behalf of Roivant, its Affiliates and Sublicensees (each, a “Selling Party”) to Third Parties (other than a Selling Party), less the following deductions to the extent included in the gross amounts invoiced for such Licensed Product or otherwise actually paid or incurred by the Selling Party with respect to the sale or other disposition of such Licensed Product:

(a) [***]

(b) [***]

(c) [***]

(d) [***]

(e) [***]

(f) [***]

(g) [***]

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[***]

(h) [***]

Such amounts shall be determined in accordance with GAAP, consistently applied. In no event shall any particular amount identified above be deducted more than once in calculating Net Sales (i.e., no “double counting” of deductions).

The sale of any Licensed Product by a Selling Party to another Selling Party for resale by such Selling Party to a Third Party (other than a Selling Party) shall not be deemed a sale for purposes of this definition of “Net Sales,” provided that the subsequent resale is included in the computation of Net Sales. Further, transfers or dispositions of Licensed Products as free promotional samples in commercially reasonable amounts, consistent with prevailing industry standards, and Licensed Products provided at or below their manufacturing cost and used in research, development or regulatory activities, compassionate use, indigent programs, investigator-initiated trials or on a named patient basis shall be disregarded in determining Net Sales.

If any discounts or other deductions or rebates are made in connection with sales of a Licensed Product that is bundled or sold together with other products of the Selling Parties, then the discount, deduction or rebate applied to the Licensed Product shall not exceed the discount, deduction or rebate applied to any of the other products of the Selling Parties in such arrangement based upon the respective list prices of the Licensed Product and such other products prior to applying the discount.

On a country-by-country basis, if a Licensed Product is sold in a country as part of a Combination Product, Net Sales of such Licensed Product for the purpose of determining royalties and commercial milestone payments due hereunder shall be calculated as follows:

(i) [***]

(i) [***]

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(ii) [***]

(iii) [***]

1.57 “Other Active” means any Active Pharmaceutical Ingredient that is not a Muscarinic Modulator.

1.58 “Oxybutynin” means the drug known by the generic name oxybutynin, having the chemical structure set forth in Exhibit B, and/or any pharmaceutically acceptable salt form, base form, pro-drug, ester, ether, isomer, metabolite, crystalline polymorph, and hydrate or solvate thereof.

1.59 “Patent” means all patents and patent applications, including all provisionals, substitutions, divisionals, reissues, reexaminations, renewals, continuations, continuations-in-part, substitute applications, priority applications and inventors’ certificates, extensions and supplemental certificates and any and all foreign equivalents of the foregoing.

1.60 “Person” means any individual, partnership, limited liability company, firm, corporation, association, trust, unincorporated organization or other entity.

1.61 “Phase 2 Clinical Trial” means a human clinical trial that would satisfy the requirements for a Phase 2 study as defined in 21 CFR § 312.21(b) (or any amended or successor regulations) or any equivalent regulations in other countries in the Territory, regardless of where such clinical trial is conducted.

1.62 “Phase 3 Clinical Trial” means a human clinical trial that would satisfy the requirements for a Phase 3 study as defined in 21 CFR § 312.21(c) (or any amended or successor regulations) or any equivalent regulations in other countries in the Territory, regardless of where such clinical trial is conducted.

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1.63 “Pilocarpine” means the drug known by the generic name pilocarpine, having the chemical structure set forth in Exhibit B, and/or any pharmaceutically acceptable salt form, base form, pro-drug, ester, ether, isomer, metabolite, crystalline polymorph, and hydrate or solvate thereof.

1.64 “Pivotal Trial” means: (a) a Phase 3 Trial; or (b) any other human clinical trial that the applicable Regulatory Authority has agreed, whether before first dosing of the first patient in such trial (e.g., pursuant to a special protocol assessment agreement with the FDA) or after first dosing of the first patient in such trial (e.g., based on an interim data analysis), is sufficient to form the primary basis of an efficacy claim in an MAA submission, regardless of whether the sponsor of such trial characterizes or refers to such trial as a “Phase 3,” “Phase 2b” or “Phase 2b/3” trial (or otherwise) in the applicable protocol, on clinicaltrials.gov, or in any other context. If a human clinical trial does not constitute a Pivotal Trial at the time of first dosing of the first patient in such trial, but is later determined by the applicable Regulatory Authority to be sufficient to form the primary basis of an efficacy claim in an MAA submission, then, for purposes of Section 8.2 (Regulatory Milestone Payments) hereof, and notwithstanding Section 1.40 (Initiation) hereof, “Initiation” of such Pivotal Trial shall be deemed to have occurred on the date of such determination by the applicable Regulatory Authority.

1.65 “PMDA” means Japan’s Pharmaceuticals and Medical Devices Agency or any successor entity thereto.

1.66 “Pricing Approval” means such governmental approval, agreement, determination or decision establishing prices for a Licensed Product that can be charged and/or reimbursed in a regulatory jurisdiction where the applicable Governmental Authorities approve or determine the price and/or reimbursement of pharmaceutical products and where such approval or determination is necessary for the commercial sale of such Licensed Product in such jurisdiction.

1.67 “Product Infringement” has the meaning set forth in Section 9.4(a) (Notice).

1.68 “Proprietary Drug” means (a) the Initial Proprietary Drug and (b) any other product that comprises a fixed-dose combination of two or more Muscarinic Modulators (but does not comprise or contain any Other Active).

1.69 “Receiving Party” has the meaning set forth in Section 10.1(a) (Duty of Confidence—subsection (a)).

1.70 “Regulatory Approval” means all approvals, including Pricing Approvals and MAAs, that are necessary for the commercial sale of a Licensed Product in a given country or regulatory jurisdiction.

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1.71 “Regulatory Authority” means any applicable Government Authority responsible for granting Regulatory Approvals for Licensed Product, including the FDA, the EMA, the PMDA, and any corresponding national or regional regulatory authorities.

1.72 “Regulatory Exclusivity” means any exclusive marketing rights or data exclusivity rights conferred by any Regulatory Authority with respect to a pharmaceutical product other than Patents, including orphan drug exclusivity, new chemical entity exclusivity, data exclusivity, or pediatric exclusivity.

1.73 “Regulatory Filings” means, with respect to a Proprietary Drug or Licensed Products, any submission to a Regulatory Authority of any appropriate regulatory application specific to the Proprietary Drug or Licensed Products, and shall include, without limitation, any submission to a regulatory advisory board and any supplement or amendment thereto. For the avoidance of doubt, Regulatory Filings shall include any IND, NDA, MAA, Regulatory Approval or the corresponding application in any other country or jurisdiction.

1.74 “Roivant Know-How” means all Know-How that Roivant Controls as of the Effective Date or during the Term that is necessary or reasonably useful for the Development, manufacture or Commercialization of any Proprietary Drug or Licensed Product in the Field, including Roivant’s Sole Inventions and Roivant’s joint ownership interest in Joint Inventions.

1.75 “Roivant Indemnitees” has the meaning set forth in Section 13.1 (Indemnification by TheraVida).

1.76 “Roivant Patents” means all Patents that Roivant Controls as of the Effective Date or during the Term that are necessary or reasonably useful for the Development, manufacture or Commercialization of any Proprietary Drug or Licensed Product in the Field. For clarity, Roivant Patents include Roivant’s joint ownership interest in Joint Patents.

1.77 “Roivant Technology” means the Roivant Know-How and the Roivant Patents.

1.78 “Royalty Term” has the meaning set forth in Section 8.4(b) (Royalty Term).

1.79 “SEC” has the meaning set forth in Section 10.5(a) (Publicity/Use of Names—subsection (a)).

1.80 “Selling Party” has the meaning set forth in Section 1.56 (Net Sales).

1.81 “Sole Inventions” has the meaning set forth in Section 9.1(a) (Ownership of Inventions).

1.82 “Sublicense” means a license or sublicense to Develop, make, use, import, promote, offer for sale or sell any Proprietary Drug or Licensed Product.

1.83 “Sublicensee” means a Third Party to whom Roivant or its Affiliate has granted a Sublicense in accordance with the terms of this Agreement.

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1.84 “Sublicensee Revenue” means all amounts received by Roivant and its Affiliates from any Sublicensee in consideration of the grant to such Sublicensee of a Sublicense. Without limiting the generality of the foregoing, Sublicensee Revenue shall include up-front fees, license fees, milestone payments (except as expressly specified below), technology access fees, premiums above the fair market value on sales of debt or equity securities of Roivant or its Affiliate, and annual agreement maintenance fees, and any other payments attributable to the grant to such Sublicensee of a Sublicense; provided, however, that [***]. Notwithstanding the foregoing, Sublicensee Revenue shall exclude: (i) royalties and commercial milestone payments paid or payable by any Sublicensee to Roivant or its Affiliates with respect to a Sublicensee’s sales or other dispositions of Proprietary Drugs or Licensed Products; (ii) bona fide research and development funding (e.g., FTE funding) received from a Sublicensee for Roivant’s or its Affiliate’s employees’ performance of specified research and development work with respect to any Proprietary Drug or Licensed Product after the date of the Sublicense, which may be calculated on a fully-burdened basis, and reimbursement by such Sublicensee of documented external costs incurred by Roivant or its Affiliate after the date of the Sublicense for specialized materials (except for standard materials costs included in Roivant’s or its Affiliate’s fully-burdened FTE rate), specialized equipment and Third Party services, in each case, specifically for such specified research and development work with respect to any Proprietary Drug or Licensed Product; (iii) payments for equity securities of Roivant or its Affiliate [***], as determined in good faith by Roivant’s or its Affiliate’s Board of Directors, if such securities are not then traded on a public securities exchange, or as determined by the closing price of such securities of Roivant or its Affiliate (as applicable) on the date of receipt, if such securities are then traded on a public securities exchange; (iv) payments for debt securities of Roivant or its Affiliate [***] in full (whether in cash or in kind); and (v) payments and reimbursements by any Sublicensee of patent costs actually incurred by Roivant or its Affiliate after the date of the Sublicense.

1.85 “Tax” or “Taxes” means any (a) all federal, provincial, territorial, state, municipal, local, foreign or other taxes, imposts, rates, levies, assessments and other charges in the nature of a tax (and all interest and penalties thereon and additions thereto imposed by any governmental authority), including without limitation all income, excise, franchise, gains, capital, real property, goods and services, transfer, value added, gross receipts, windfall profits, severance, ad valorem, personal property, production, sales, use, license, stamp, documentary stamp, mortgage recording, employment, payroll, social security, unemployment, disability, escheat, estimated or withholding taxes, and all customs and import duties, together with all interest, penalties and additions thereto imposed with respect to such amounts, in each case whether disputed or not; (b) any liability for the payment of any amounts of the type described in clause (a) as a result of being or having been a member of an affiliated, consolidated, combined

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or unitary group; and (c) any liability for the payment of any amounts as a result of being party to any tax sharing agreement or arrangement or as a result of any express or implied obligation to indemnify any other person with respect to the payment of any amounts of the type described in clause (a) or (b).

1.86 ”Term” has the meaning set forth in Section 11.1 (Term).

1.87 “Territory” means worldwide, excluding the Republic of Korea and the Democratic People’s Republic of Korea.

1.88 “TheraVida CMOs” has the meaning set forth in Section 6.2(b) (Manufacturing Technology Transfer—subsection (b)).

1.89 “TheraVida Indemnitees” has the meaning set forth in Section 13.2 (Indemnification by Roivant).

1.90 “Third Party” means any Person other than a Party or an Affiliate of a Party.

1.91 “Third Party Licenses” has the meaning set forth in Section 8.5(a) (Royalty Adjustments for Third Party Royalties).

1.92 “THVD-102” means TheraVida’s proprietary fixed-dose combination of Oxybutynin and Pilocarpine known as THVD-102, in the form and formulation described in Exhibit A hereto.

1.93 “Transfer Plan” has the meaning set forth in Section 2.4 (Initial Transfer of Know-How and Materials).

1.94 “Transfer Tax” has the meaning set forth in Section 8.9(c) (Transfer Tax).

1.95 “United States” or “U.S.” means the United States of America including its territories and possessions.

1.96 “Valid Claim” means, with respect to any country, a claim contained in (a) an issued and unexpired patent (as may be extended through supplementary protection certificate or patent term extension or the like) which has not been held unenforceable, unpatentable or invalid by a decision of a court or other governmental agency of competent jurisdiction, unappealable or unappealed within the time allowed for appeal, and which has not been admitted to be invalid or unenforceable through abandonment, reissue, disclaimer or otherwise, or (b) a patent application that has not been irretrievably cancelled, withdrawn or abandoned and that has been pending for less than (i) [***] from the filing date from which such claim takes priority in the case of a U.S. patent application or (ii) [***] from the filing date from which such claim takes priority in the case of any non-U.S. patent application. If a claim of a patent application that ceased to be a Valid Claim under clause (b) of the preceding sentence because of the passage of time later issues as a part of a patent within clause (a) of the preceding sentence, then it shall again be considered a Valid Claim effective as of the issuance of such patent.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Confidential	EXECUTION VERSION

1.97 Interpretation. In this Agreement, unless otherwise specified:

(a) “includes” and “including” shall mean, respectively, includes without limitation and including without limitation;

(b) words denoting the singular shall include the plural and vice versa and words denoting any gender shall include all genders;

(c) words such as “herein”, “hereof”, and “hereunder” refer to this Agreement as a whole and not merely to the particular provision in which such words appear; and

(d) the Exhibits and other attachments form part of the operative provision of this Agreement and references to this Agreement shall include references to the Exhibits and attachments.

ARTICLE 2

LICENSE

2.1 Licenses to Roivant. Subject to the terms and conditions of this Agreement, TheraVida hereby grants to Roivant an exclusive (even as to TheraVida, except as expressly set forth herein), royalty-bearing license, with the right to grant sublicenses including through multiple tiers in accordance with Section 2.2 (Sublicense Rights), under the Licensed Technology to research, Develop, make, have made, use, distribute, sell, offer for sale, have sold, import, export and otherwise Commercialize Proprietary Drugs and Licensed Products, in each case, in the Field in the Territory.

2.2 Sublicense Rights. Subject to the terms of this Section 2.2 (Sublicense Rights), Roivant may grant a sublicense of the licenses granted in Section 2.1 (Licenses to Roivant) through multiple tiers to an Affiliate of Roivant or any Third Party without the prior written authorization of TheraVida. Each authorized sublicense granted hereunder, if any, whether to an Affiliate or Sublicensee, shall (a) be in writing, (b) be subject and subordinate in all respects to, and consistent with, all terms of this Agreement and (c) incorporate terms and conditions sufficient to enable Roivant to comply with this Agreement. Roivant shall provide TheraVida with a copy of any sublicense agreement entered into by Roivant or its Affiliate, and any amendment thereto, within [***] of its execution (provided that Roivant may redact from such copy any confidential information contained therein that is not necessary to ascertain compliance with this Agreement). Roivant shall be liable for the failure of its Affiliates and Sublicensees to comply with this Agreement and shall, [***], enforce compliance by Affiliates and Sublicensees with the terms of their respective sublicense agreements.

2.3 TheraVida’s Retained Rights. TheraVida retains the right under the Licensed Technology to exercise its rights and perform its obligations under this Agreement. In addition, but subject to Section 2.6 (Exclusivity), TheraVida retains, and hereby expressly reserves, the exclusive right to practice, and to grant licenses under, the Licensed Technology for any and all purposes other than the specific purposes for which the Licensed Technology is exclusively licensed to Roivant under Section 2.1 (Licenses to Roivant).

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Confidential	EXECUTION VERSION

2.4 Initial Transfer of Know-How and Materials. As promptly as practicable (and in any event within [***]) after the Effective Date, the Parties shall agree on a plan for the transfer of Licensed Know-How (including the data therein) and certain tangible materials Controlled by TheraVida as of the Effective Date to Roivant (the “Transfer Plan”). As soon as practical after mutual agreement on the Transfer Plan, TheraVida shall commence disclosing and making available to Roivant the Licensed Know-How and materials listed in the Transfer Plan, according to the timeline set forth in the Transfer Plan, and will complete such transfer no later than [***] after the Parties mutually agree on the Transfer Plan. The Parties shall cooperate with each other in good faith to enable a smooth transfer of the Licensed Know-How to Roivant. [***], TheraVida shall provide reasonable technical assistance, including making appropriate existing personnel available to Roivant at reasonable times, places and frequency, and [***], for the purpose of assisting Roivant to understand and use the Licensed Know-How in connection with Roivant’s Development of Licensed Products. For clarity, TheraVida makes no representation or warranty, and does not covenant, that any such assistance provided by TheraVida will enable Roivant to Develop Licensed Products, and TheraVida shall have no obligation to obtain or generate any Know-How that is not within TheraVida’s possession and Control as of the Effective Date. If, during the Term and as a result of discussions between the Parties via the JDC (or otherwise), either: (a) TheraVida becomes aware of Licensed Know-How that was Controlled by TheraVida as of the Effective Date but, despite TheraVida’s good faith efforts to identify and include in the Transfer Plan all Licensed Know-How existing on the Effective Date, was not identified and included in the Transfer Plan and disclosed and made available to Roivant; or (b) one or both Parties become aware of Licensed Know-How that first came within the Control of TheraVida after the Effective Date and was therefore not included in the Transfer Plan and transferred to Roivant pursuant thereto; then, in each case ((a) and (b)), TheraVida shall promptly disclose and make available such Licensed Know-How to Roivant and shall provide reasonable technical assistance, including making appropriate then-current personnel available to Roivant at reasonable times, places and frequency, and upon reasonable prior notice, for the purpose of assisting Roivant to understand and use such Licensed Know-How in connection with Roivant’s Development of Licensed Products; provided that [***].

2.5 No Implied Licenses; Negative Covenant. Except as set forth herein, neither Party shall acquire any license or other intellectual property interest, by implication or otherwise, under any Know-How, Patents, trademarks or other intellectual property rights owned or controlled by the other Party. Roivant hereby covenants not to practice, and not to permit or cause any of its Affiliate or any Third Party to practice, any Licensed Technology for any purpose other than as expressly authorized in this Agreement. Without limiting the generality of the foregoing, Roivant shall not, directly or indirectly: (a) practice Licensed Technology to Develop, make, have made, use, distribute, sell, offer for sale, have sold, import, export and otherwise Commercialize any Proprietary Drug or Licensed Product for use (i) outside of the Field or (ii) outside of the Territory; or (b) permit or cause any of its Affiliates or any Third Party to engage in any of the activities described in the preceding clause (a).

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Confidential	EXECUTION VERSION

2.6 Exclusivity. During the Term of this Agreement, TheraVida shall not conduct, itself or through an Affiliate or Third Party, and shall not enable a Third Party to conduct, any clinical development, promotion or commercialization of any product: (a) comprising a Muscarinic Modulator or a combination of two or more Muscarinic Modulators or (b) for the [***].

ARTICLE 3

GOVERNANCE

3.1 Joint Development Committee. Within [***] after the Effective Date, the Parties shall establish a joint development committee (the “Joint Development Committee” or the “JDC”), composed of one (1) representative of each Party, to guide the collaboration of the Parties under this Agreement and to oversee the exchange of information between the Parties with respect to the Development of Proprietary Drugs and Licensed Products until the end of the first Phase 3 Clinical Trial for any Licensed Product. Each JDC representative shall have appropriate knowledge and expertise and sufficient seniority within the applicable Party to make decisions arising within the scope of the JDC’s responsibilities. The JDC shall in particular:

(a) provide a forum for the discussion of the Development of Proprietary Drugs and Licensed Products until the end of the first Phase 3 Clinical Trial for any Licensed Product;

(b) oversee the transfer of Licensed Know-How and materials to Roivant under Section 2.4 (Initial Transfer of Know-How and Materials); and

(c) provide a forum for Roivant to keep TheraVida reasonably informed regarding the Development of Licensed Products including the status of any Regulatory Filings, Regulatory approvals, or clinical trials.

The JDC shall have only such powers as are expressly assigned to it in this Agreement, and such powers shall be subject to the terms and conditions of this Agreement. For clarity, the JDC shall primarily be advisory and provide a forum for information exchange, with Roivant having ultimate decision making authority to the extent any decisions must be made by the JDC; provided, however, that neither the JDC, nor Roivant in the exercise of its ultimate decision making authority, shall have any right, power or authority: (i) to determine any issue in a manner that would conflict with the express terms and conditions of this Agreement; or (ii) to modify or amend the terms and conditions of this Agreement. Upon the first approval by the FDA of an NDA for any Licensed Product or the first approval by the EMA of an MAA for any Licensed Product (whichever occurs first), the JDC will cease to exist and the Parties will no longer have any obligations with respect to the JDC.

3.2 JDC Membership and Meetings.

(a) Members. TheraVida’s initial JDC representative will be [***], TheraVida, Inc. and Roivant’s initial JDC representative will be [***], Dermavant Sciences, Inc. Each Party may replace its JDC representative on written notice to the other

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Confidential	EXECUTION VERSION

Party, but each Party shall strive to maintain continuity. The JDC members shall jointly prepare an agenda and shall direct the preparation of reasonably detailed minutes for each JDC meeting, which shall be approved and circulated within [***] of such meeting.

(b) Meetings. The JDC shall hold meetings at such times as it elects to do so, but in no event shall such meetings be held less frequently than once every [***]. Meetings may be held in person, or by audio or video teleconference; provided, that unless otherwise agreed by both Parties, at least one (1) meeting per year shall be held in person, and all in-person JDC meetings shall be held at locations alternately selected by the Parties. Each Party shall be responsible for all of its own expenses of participating in JDC meetings.

(c) Non-Member Attendance. Each Party may from time to time invite a reasonable number of participants, in addition to its representative, to attend JDC meetings in a non-voting capacity; provided, that if either Party intends to have any Third Party (including any consultant) attend such a meeting, such Party shall provide at least [***] prior written notice to the other Party and obtain the other Party’s approval for such Third Party to attend such meeting, which approval shall not be unreasonably withheld or delayed. Such Party shall ensure that such Third Party is bound by confidentiality and non-use obligations consistent with the terms of this Agreement.

ARTICLE 4

DEVELOPMENT

4.1 General. Subject to the terms and conditions of this Agreement, Roivant shall be solely responsible for the Development of Proprietary Drugs and Licensed Products in the Field in the Territory, including the performance of preclinical and clinical studies of any Proprietary Drug or Licensed Product in the Field and the manufacture and supply of Proprietary Drugs and Licensed Products for use in such Development work. Roivant shall provide TheraVida with [***], both via the JDC and in accordance with Section 4.5 (Development Reports), of its pre-clinical and clinical Development plans, progress and results for Proprietary Drugs and Licensed Products.

4.2 Development Diligence. Roivant, directly and/or with or through Affiliates or Sublicensees, shall use Commercially Reasonable Efforts to Develop, and to obtain Regulatory Approval with respect to, at least one Proprietary Drug and Licensed Product in the Field in [***]. For clarity, such Commercially Reasonable Efforts shall be determined on a country-by-country basis [***]and it is anticipated that the level of efforts constituting Commercially Reasonable Efforts in one country [***] may differ from the level of efforts constituting Commercially Reasonable Efforts in another country [***]. Without limiting the generality of the foregoing, the Parties acknowledge that Roivant may prioritize the Development of a Licensed Product in one or more countries [***] over the Development of a Licensed Product in another country [***] and that the timing of Development may differ in each country [***], and the Parties agree that such prioritization and timing of Development shall not, by themselves, cause Roivant’s Development efforts in any such country not to constitute Commercially Reasonable Efforts.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Confidential	EXECUTION VERSION

4.3 Development Costs. As between the Parties, Roivant shall be solely responsible for the cost for the Development of Proprietary Drugs and Licensed Products in the Field in the Territory.

4.4 Development Records. Roivant shall use Commercially Reasonable Efforts to maintain reasonably complete, current and accurate records of all Development activities conducted by or on behalf of Roivant, its Affiliates and Sublicensees for any Proprietary Drug and Licensed Product in the Field, and all data and other information resulting from such activities. Such records shall properly reflect all work done and results achieved in the performance of the Development activities in good scientific manner appropriate for regulatory and patent purposes.

4.5 Development Reports. Roivant shall keep TheraVida reasonably informed as to the progress and results of its and its Affiliates’ and Sublicensees’ Development and regulatory activities under this Agreement. Without limiting the foregoing, on [***] of each year beginning on [***], Roivant shall provide TheraVida with a written report summarizing material Development and regulatory activities performed in the preceding Calendar Year and the results thereof, and the Development and regulatory activities planned for the current Calendar Year. Roivant shall promptly respond to TheraVida’s reasonable questions or requests for additional information relating to the progress and results of its and its Affiliates’ and Sublicensees’ Development and regulatory activities under this Agreement. In addition, [***], Roivant and TheraVida will meet to discuss the status of the Development and regulatory activities within a reasonable time [***]. Such meeting may occur either in person, telephonically, or by video conference at TheraVida’s discretion.

4.6 Compliance. Roivant agrees that in performing its obligations under this Agreement: (a) it shall comply with all Applicable Laws; and (b) it will not employ or engage any Person who has been debarred or disqualified by any Regulatory Authority, or, to its knowledge, is the subject of debarment or disqualification proceedings by a Regulatory Authority.

4.7 Subcontractor. Roivant shall have the right to engage subcontractors for the performance of its obligations under the Agreement, and shall cause the subcontractor(s) engaged by it to be bound by written obligations of confidentiality and non-use of TheraVida’s Confidential Information and invention assignment consistent with those contained herein, and Roivant shall remain primarily responsible for the performance of such subcontractor(s).

ARTICLE 5

REGULATORY

5.1 Regulatory Responsibilities. Roivant shall be responsible for all regulatory activities necessary to obtain and maintain Regulatory Approval of Proprietary Drugs and Licensed Products in the Field in the Territory. Roivant shall keep TheraVida informed of regulatory developments related to Proprietary Drugs and Licensed Products in the Field in the Territory both via the JDC and Roivant’s reports pursuant to Section 4.5 (Development Reports).

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Confidential	EXECUTION VERSION

5.2 Regulatory Filings. Roivant shall prepare and submit all Regulatory Filings for Proprietary Drugs and Licensed Products in the Field in the Territory and shall own all Regulatory Filings and Regulatory Approvals for Proprietary Drugs and Licensed Products in the Field in the Territory.

5.3 Adverse Events. With respect to adverse experiences associated with the Licensed Product in the Field in the Territory, after the Effective Date, Roivant shall be solely responsible for the collection, review, assessment, tracking and regulatory submission of the adverse experiences in the Territory, in accordance with the Applicable Laws governing adverse experiences in the Territory.

5.4 Legacy Safety Data. As soon as possible after the Effective Date, TheraVida shall provide Roivant with an electronic copy of the CIOMS I forms of all legacy data of adverse events within TheraVida’s safety database with respect to the Licensed Product that is within TheraVida’s possession, for inclusion in Roivant’s safety database for the Licensed Product; provided, that TheraVida shall promptly provide Roivant with any CIOMS I received or generated by TheraVida referencing the Licensed Product following the Effective Date.

5.5 Global Safety Database. [***] after the Effective Date, or sooner if agreed between the Parties, TheraVida shall transfer the global safety database for Licensed Product to Roivant and, thereafter, Roivant will maintain the global safety database pursuant to its own policy and as necessary to comply with Applicable Laws governing adverse experiences in the Territory.

ARTICLE 6

MANUFACTURING

6.1 Manufacturing Responsibilities. Roivant shall be solely responsible for all preclinical, clinical and commercial manufacture and supply of Proprietary Drugs and Licensed Products for all uses under this Agreement, at its sole expense. Roivant may conduct such manufacturing activities itself or through a Third Party CMO, subject to Section 4.7 (Subcontractor).

6.2 Manufacturing Technology Transfer. In order to enable Roivant to manufacture Proprietary Drugs and Licensed Products, TheraVida shall perform or facilitate technology transfer to Roivant as set forth below:

(a) During a mutually agreed time period of no more than [***] (the “Manufacturing Transfer Period”), TheraVida shall make available and transfer to Roivant, copies of existing embodiments of the Licensed Know-How in TheraVida’s possession that are necessary or useful in the manufacture of Proprietary Drugs and Licensed Products and as of such date are being used by TheraVida to manufacture Proprietary Drugs and Licensed Products (the “Licensed Manufacturing Know-How”) solely for Roivant and/or its contract manufacturer to manufacture or have manufactured Proprietary Drugs and Licensed Products in accordance with the terms and conditions of this Agreement. To the extent that any Licensed Manufacturing Know-How is in the Control of TheraVida but is in the possession of a Third Party CMO of TheraVida (and is not in TheraVida’s possession), Section 6.2(b) shall apply.

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Confidential	EXECUTION VERSION

(b) During the Manufacturing Transfer Period, [***], TheraVida will provide (i) introductions to TheraVida’s Third Party CMOs (“TheraVida CMOs”) for Proprietary Drugs and Licensed Products and (ii) written authorization and instructions to any such TheraVida CMO in possession of Licensed Manufacturing Know-How to make such Licensed Manufacturing Know-How available to Roivant and its Affiliates [***] (it being understood that if Roivant wishes to have a TheraVida CMO perform technology transfer to Roivant or its designee with respect to Licensed Manufacturing Know-How other than providing copies of existing embodiments of Licensed Manufacturing Know-How in the Control of TheraVida but in the possession of the TheraVida CMO, [***]). Roivant, in its sole discretion [***], may contract with any such TheraVida CMO for technical assistance (both on site and otherwise) in the transfer and demonstration of the Licensed Manufacturing Know-How that is necessary to manufacture Proprietary Drugs and Licensed Products. After the Manufacturing Transfer Period, if requested by Roivant, TheraVida will in good faith endeavor to provide additional technical assistance in the transfer of Licensed Manufacturing Know-How to Roivant.

ARTICLE 7

COMMERCIALIZATION

7.1 General. Subject to the terms and conditions of this Agreement, Roivant shall be responsible for all aspects of the Commercialization of the Licensed Products in the Field in the Territory, including: (a) developing and executing a commercial launch and pre-launch plan, (b) negotiating with applicable governmental authorities regarding the price and reimbursement status of the Licensed Products and obtaining and maintaining Pricing Approvals; (c) marketing and promotion; (d) booking sales and distribution and performance of related services; (e) handling all aspects of order processing, invoicing and collection, inventory and receivables; (f) providing customer support, including handling medical queries, and performing other related functions; and (g) conforming its practices and procedures to Applicable Law relating to the marketing, detailing and promotion of Licensed Products in the Field in the Territory. As between the Parties, Roivant shall be solely responsible for the costs and expenses of Commercialization of the Licensed Products in the Field in the Territory.

7.2 Commercial Diligence. Roivant, directly and/or with or through Affiliates or Sublicensees, shall use Commercially Reasonable Efforts to Commercialize Licensed Products in the Field in each country in the Territory in which it receives Regulatory Approval.

7.3 Commercialization Reports. Roivant shall keep TheraVida reasonably informed of Roivant’s, its Affiliates’ and Sublicensees’ Commercialization activities with respect to the Licensed Products in the Field in the Territory. Without limiting the foregoing, on [***] of each Calendar Year, beginning in the Calendar Year of Roivant’s first submission of an MAA for a Licensed Product in the Territory, Roivant shall provide TheraVida with a written report summarizing material Commercialization activities with respect to the Licensed

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Confidential	EXECUTION VERSION

Products in the Field in the Territory performed in the preceding Calendar Year and Commercialization activities with respect to the Licensed Products in the Field in the Territory planned for the current Calendar Year. Roivant shall promptly respond to TheraVida’s reasonable questions or requests for additional information relating to the progress and results of its and its Affiliates’ and Sublicensees’ Commercialization activities under this Agreement. In addition, [***], Roivant and TheraVida will hold a meeting to discuss the status of the Commercialization activities within a reasonable time [***]. Such meeting may occur either in person, telephonically, or by video conference at the Parties’ discretion.

ARTICLE 8

FINANCIAL PROVISIONS

8.1 Upfront Payment. Within ten (10) Business Days after the Effective Date, Roivant shall pay to TheraVida a one-time, non-refundable and non-creditable upfront payment of two million Dollars ($2,000,000).

8.2 Regulatory Milestone Payments. Within [***] after the first achievement of each milestone event below by or on behalf of Roivant or any of its Affiliates or Sublicensees, Roivant shall notify TheraVida of the achievement of such milestone event and TheraVida shall invoice Roivant for the applicable non-refundable, non-creditable milestone payment corresponding to such milestone event as shown below. Roivant shall remit payment to TheraVida within [***] of the receipt of such invoice.

Regulatory Milestone Events	Milestone Payments (in U.S. Dollars)
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

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Confidential	EXECUTION VERSION

8.3 Commercial Milestones.

(a) Within [***] after the end of the Calendar Quarter in which Aggregate Annual Net Sales of all Licensed Products in the Territory in a Calendar Year first reach any threshold indicated in the milestone events listed below, Roivant shall notify TheraVida of the achievement of such milestone event and TheraVida shall invoice Roivant for the corresponding non-refundable, non-creditable milestone payment set forth below. Roivant shall remit payment to TheraVida within [***] of the receipt of such invoice.

Annual Net Sales Milestone Events	Milestone Payments (in U.S. Dollars)
[***]	[***]
[***]	[***]
[***]	[***]

(b) For purposes of determining whether a Net Sales milestone event has been achieved, Net Sales of all Licensed Products in the Territory shall be aggregated. For clarity, each of the annual Net Sales milestone payments set forth in Section 8.3(a) (Commercial Milestones—subsection (a)) shall be payable only once for all Licensed Products, upon the first achievement of the applicable milestone event.

(c) If a Milestone Event in Section 8.3(a) (Commercial Milestones—subsection(a)) is achieved and payment with respect to any previous milestone event has not been made, then such previous milestone event shall be deemed achieved, TheraVida shall invoice Roivant for such unpaid previous milestone event(s) and Roivant shall pay TheraVida such unpaid previous milestone payment(s) within [***] of receipt of such invoice. If more than one Milestone Event in Section 8.3(a) (Commercial Milestones—subsection(a)) is achieved in a Calendar Year, then the corresponding milestone payment for each such achievement shall be due and owing with respect to such Calendar Year.

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Confidential	EXECUTION VERSION

8.4 Royalty Payments.

(a) Royalty Rate. Roivant shall pay to TheraVida non-refundable, non-creditable royalties on aggregate annual Net Sales of all Licensed Products in the Territory in each Calendar Year (“Aggregate Annual Net Sales”) at the applicable rate(s) set forth below, with such royalties to be calculated by multiplying the applicable incremental amount of Aggregate Annual Net Sales in such Calendar Year by the corresponding royalty rate set forth in the table below:

Aggregate Annual Net Sales of the Licensed Products	Royalty Rate
[***]	[***]
[***]	[***]

(b) Royalty Term. Royalties under this Section 8.4 (Royalty Payments) shall be payable on a country-by-country and Licensed Product-by-Licensed Product basis from the First Commercial Sale of a Licensed Product in a country until the latest of: (i) expiration of the last-to-expire Valid Claim of the Licensed Patents that would, but for the licenses granted hereunder, be infringed by the manufacture, use or sale of such Licensed Product (or the Proprietary Drug contained therein) in such country in the Territory; (ii) expiration of Regulatory Exclusivity for such Licensed Product in such country; and (iii) the tenth (10th) anniversary of the First Commercial Sale of such Licensed Product in such country (the “Royalty Term” for such Licensed Product and country).

(c) Royalty Reports and Payment. Within [***] after each Calendar Quarter, commencing with the Calendar Quarter during which the First Commercial Sale of any Licensed Product is made anywhere in the Territory, Roivant shall provide TheraVida with a report that contains the following information for the applicable Calendar Quarter, on a Licensed Product-by-Licensed Product and country-by-country basis: (i) gross sales and Net Sales in the Territory; (ii) itemized deductions from gross sales (by each subsection set forth in the definition of Net Sales); (iii) a calculation of the royalty payment due on Net Sales in the Territory, including details of any royalty adjustments made pursuant to Section 8.5(a) (Royalty Adjustment for Third Party Royalties) on a Third Party License-by-Third Party License basis and any other royalty adjustments made pursuant to Section 8.5 (Royalty Adjustments); (iv) Sublicensee Revenue received on a Sublicensee-by-Sublicensee basis and amounts due thereon pursuant to Section 8.6 (Sublicensing Revenue); and (v) the exchange rates used. Concurrent with the delivery of such report, Roivant will pay TheraVida all royalties owed with respect to Net Sales and all amounts due with respect to Sublicensee Revenue for such Calendar Quarter.

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Confidential	EXECUTION VERSION

8.5 Royalty Adjustments. Except as otherwise set forth in this Agreement, royalties due hereunder are subject to adjustment as set forth below (such adjustments to be prorated for the Calendar Quarter in which the adjustment becomes applicable).

(a) Royalty Adjustment for Third Party Royalties. If Roivant or any of its Affiliates or Sublicensees determines, in its reasonable judgment, that it is necessary or reasonably useful to obtain one or more licenses under Patents of Third Parties in order to manufacture, use or sell a Proprietary Drug in a country (hereinafter “Third Party Licenses”), [***] of the royalties with respect to sales of Licensed Products containing such Proprietary Drug (or commercial milestone payments specifically and solely attributable to sales of Licensed Products containing such Proprietary Drug) actually paid under such Third Party Licenses by Roivant or its Affiliate or Sublicensee in such country in a Calendar Quarter will be creditable against the royalty payments owed by Roivant to TheraVida with respect to Net Sales of such Licensed Product in such country pursuant to Section 8.4(a) (Royalty Rate) for such Calendar Quarter; provided, however, that in no event will the royalties owed by Roivant to TheraVida pursuant to Section 8.4(a) (Royalty Rate) with respect to Net Sales of such Licensed Product in such country for such Calendar Quarter be reduced by more than [***] as a result of any and all such credits in the aggregate; and provided, further, that Roivant will not be entitled to credit any portion of royalties or commercial milestone payments paid by Roivant or its Affiliate or Sublicensee to Third Parties with respect to Patents claiming or covering any Other Active.

(b) Royalty Adjustment for No Valid Claim. During any portion of the Royalty Term for a Licensed Product in a country when no Valid Claim of the Licensed Patents would be infringed (or, in the case of a Valid Claim in a pending patent application, would be infringed if issued) by the manufacture, use, sale, offer for sale or import of such Licensed Product or the Proprietary Drug contained therein in such country, but there is Regulatory Exclusivity for such Licensed Product in such country, the royalties payable under Section 8.4(a) (Royalty Rate) with respect to Net Sales of such Licensed Product in such country shall be reduced by [***]. During any portion of the Royalty Term for a Licensed Product in a country when (A) no Valid Claim of the Licensed Patents would be infringed (or, in the case of a Valid Claim in a pending patent application, would be infringed if issued) by the manufacture, use, sale, offer for sale or import of such Licensed Product or the Proprietary Drug contained therein in such country, and (B) there is no Regulatory Exclusivity for such Licensed Product in such country, the royalties payable under Section 8.4(a) (Royalty Rate) with respect to Net Sales of such Licensed Product in such country shall be reduced by [***]

(c) Royalty Adjustment for Generic Competition. If there is Generic Competition for a particular Licensed Product in a particular country in a particular Calendar Quarter, the royalties payable to TheraVida on Net Sales of such Licensed Product in such country in such Calendar Quarter shall be reduced by [***]

(d) Royalty Floor. In no event shall the effective royalty rate applicable to Net Sales of a Licensed Product in a country in a Calendar Quarter be reduced to [***] of Net Sales of such Licensed Product in such country in such Calendar Quarter as a result of any and all adjustments made pursuant to Section 8.5(a) (Royalty Adjustment for Third Party Royalties), Section 8.5(b) (Royalty Adjustment for No Valid Claim) and Section 8.5(c) (Royalty Adjustment for Generic Competition) in the aggregate.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Confidential	EXECUTION VERSION

8.6 Sublicensing Revenue. If Roivant or its Affiliate grants a Sublicense to a Sublicensee [***] of any Licensed Product, Roivant shall pay to TheraVida [***] of all Sublicensee Revenue received from such Sublicensee. If Roivant grants a Sublicense to a Sublicensee [***] for any Licensed Product, Roivant shall pay to TheraVida [***] of all Sublicensee Revenue received from such Sublicensee. Within [***] after receipt of any Sublicensee Revenue subject to this Section 8.6 (Sublicensing Revenue), Roivant shall notify TheraVida of the receipt of such Sublicensee Revenue and the amount due to TheraVida and TheraVida shall invoice Roivant for the corresponding amount. Roivant shall remit payment to TheraVida within [***] of the receipt of such invoice.

8.7 Currency; Exchange Rate. All payments to be made by Roivant to TheraVida under this Agreement shall be made in Dollars by bank wire transfer in immediately available funds to a bank account designated by written notice from TheraVida. If any currency conversion shall be required in connection with any payment hereunder, such conversion shall be made by using the exchange rates at the closing on the last Business Day of the Calendar Quarter to which such payment relates as reported in The Wall Street Journal on the following day.

8.8 Late Payments. Late payments shall be subject to an interest charge of [***] per month, or maximum rate permitted by law, whichever is lower. The payment of such interest shall not limit TheraVida from exercising any other rights it may have as a consequence of the lateness of any payment.

8.9 Taxes.

(a) Taxes on Income. Except as otherwise set forth in this Section 8.9 (Taxes), each Party shall be solely responsible for the payment of all Taxes imposed on such Party’s income arising directly or indirectly from the activities of the Parties under this Agreement.

(b) Tax Cooperation. The Parties agree to use commercially reasonable efforts to cooperate with one another and use commercially reasonable efforts to avoid or reduce, to the extent permitted by Applicable Laws, tax withholding or similar obligations in respect of royalties, milestone payments, and other payments made by Roivant to TheraVida under this Agreement. If withholding taxes are imposed on any such payment, the liability for such taxes shall be the sole responsibility of TheraVida, and Roivant shall (i) deduct or withhold such Taxes from the payment made to TheraVida, (ii) timely pay such Taxes to the proper taxing authority, and (iii) send proof of payment to TheraVida within [***] following such payment. Each Party shall comply with (or provide the other Party with) any certification, identification or other reporting requirements that may be reasonably necessary in order for Roivant to not withhold Tax or to withhold Tax at a reduced rate under an applicable bilateral income tax treaty. Each Party shall provide the other with commercially reasonable assistance to enable the

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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recovery, as permitted by Applicable Laws, of withholding Taxes or similar obligations resulting from payments made under this Agreement, such recovery to be for the benefit of TheraVida as the Party bearing the cost of such withholding Tax under this Section 8.9(b) (Tax Cooperation). Notwithstanding the foregoing, if as a result of any assignment or sublicense by Roivant, any change in Roivant’s tax residency, any change in the entity that originates the payment, or any failure on the part of Roivant to comply with Applicable Laws with respect to withholding Taxes (including filing or record retention requirements), withholding Taxes are imposed that would not otherwise have been imposed (“Incremental Withholding Taxes”), then Roivant shall be solely responsible for the amount of such Incremental Withholding Taxes and shall increase the amounts payable to TheraVida so that TheraVida receives a sum equal to the sum which it would have received had there been no such imposition of Incremental Withholding Taxes, except to the extent that such Incremental Withholding Taxes would not have been imposed but for the failure of TheraVida to comply with any certification, identification or other reporting requirements if such compliance is required or imposed by Applicable Law as a precondition to an exemption from, or reduction in, such Incremental Withholding Taxes.

(c) Transfer Tax. Roivant shall bear and pay any transfer, stamp, value added, sales, use, or similar Taxes or obligations (“Transfer Tax”) imposed on amounts payable by Roivant to TheraVida in connection with this Agreement. If TheraVida is required by Applicable Laws to directly pay any Transfer Taxes, Roivant shall indemnify TheraVida for such Transfer Taxes and shall promptly reimburse TheraVida for any such Transfer Tax. Roivant shall be responsible for the timely filing of any Tax returns related to any such Transfer Taxes provided that TheraVida shall cooperate to file any such Tax returns if required by Applicable Laws.

8.10 Financial Records and Audit. Roivant shall (and shall ensure that its Affiliates and Sublicensees will) maintain complete and accurate records in sufficient detail to permit TheraVida to confirm the accuracy of any royalty payments and other amounts payable under this Agreement and to verify the achievement of milestone events under this Agreement. Upon at least [***] prior notice, such records shall be open for examination, during regular business hours, for a period of [***] from the end of the Calendar Year to which such records pertain, and not more often than [***], by an independent certified public accountant selected by TheraVida and reasonably acceptable to Roivant, for the sole purpose of verifying for TheraVida the accuracy of the financial reports furnished by Roivant under this Agreement or of any payments made, or required to be made, by Roivant to TheraVida pursuant to this Agreement. The independent certified public accountant shall disclose to TheraVida only whether the audited reports are correct or incorrect and the specific details concerning any discrepancies. No other information shall be provided to TheraVida. No record may be audited more than once. TheraVida shall bear the full cost of such audit unless such audit reveals an underpayment by Roivant of more than [***] of the amount actually due for any Calendar Year being audited, in which case Roivant shall reimburse TheraVida for the reasonable costs for such audit. Roivant shall pay to TheraVida any underpayment discovered by such audit within [***] after the accountant’s report, plus interest (as set forth in Section 8.8 (Late Payments)) from the original due date. If the audit reveals an overpayment by Roivant, then Roivant may take a credit for such overpayment against any future payments due to TheraVida.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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8.11 Audit Dispute. If Roivant disputes the results of any audit conducted pursuant to Section 8.10 (Financial Records and Audit), the Parties shall work in good faith to resolve the disagreement. If the Parties are unable to reach a mutually acceptable resolution of any such dispute within [***], the dispute shall be submitted for resolution to a certified public accounting firm jointly selected by each Party’s certified public accountants or to such other Person as the Parties shall mutually agree (the “Auditor”). The decision of the Auditor shall be final and the costs of such procedure as well as the initial audit shall be borne between the Parties in such manner as the Auditor shall determine. If the Auditor determines that there has been an underpayment by Roivant, Roivant shall pay to TheraVida the underpayment within [***] after the Auditor’s decision, plus interest (as set forth in Section 8.8 (Late Payments)) from the original due date. If the Auditor determines that there has been an overpayment by Roivant, then Roivant may take a credit for such overpayment against any future payments due to TheraVida.

ARTICLE 9

INTELLECTUAL PROPERTY RIGHTS

9.1 Ownership.

(a) Ownership of Inventions. Ownership of all Inventions shall be based on inventorship, as determined in accordance with the rules of inventorship under United States patent laws. Each Party shall solely own any Inventions made solely by its or its Affiliates’ employees, agents or independent contractors (“Sole Inventions”). The Parties shall jointly own any Inventions that are made jointly by one or more employees, agents or independent contractors of one Party or its Affiliates and one or more employees, agents or independent contractors of the other Party or its Affiliates (“Joint Inventions”). All Patents claiming Joint Inventions shall be referred to herein as “Joint Patents.” Each Party agrees to assign, and hereby assigns, to the other Party an equal, undivided one-half ownership in and to all Joint Inventions and Joint Patents.

(b) Disclosure of Inventions. Each Party shall promptly disclose to the other Party all Sole Inventions that are related to Proprietary Drugs or Licensed Products and all Joint Inventions, including any invention disclosures or other similar documents submitted by its respective employees, agents or independent contractors describing such Inventions, and shall promptly respond to reasonable requests from the other Party for additional information relating to such Inventions.

9.2 Patent Prosecution and Maintenance.

(a) Roivant shall have the sole right, but not the obligation, to control the preparation, filing, prosecution (including any interferences, reissue proceedings and reexaminations) and maintenance of all Roivant Patents worldwide, [***] and by counsel of its own choice. Roivant shall have the first right, but not the obligation, to control the preparation, filing, prosecution (including any interferences, reissue proceedings and reexaminations) and maintenance of all Joint Patents and Licensed Patents in the Territory, [***] and by counsel selected by Roivant and reasonably acceptable to

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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TheraVida. Roivant shall consult with TheraVida and keep TheraVida reasonably informed of the status of such Patents and shall promptly provide TheraVida with all material correspondence received from any patent authority in connection therewith. In addition, Roivant shall promptly provide TheraVida with drafts of all proposed material filings and correspondence to any patent authority with respect to such Patents for TheraVida’s review and comment prior to the submission of such proposed filings and correspondence. Roivant shall confer with TheraVida and consider in good faith TheraVida’s comments prior to submitting such filings and correspondence, provided that TheraVida provides such comments within [***] (or a shorter period reasonably designated by Roivant if [***] is not practicable given the filing deadline) of receiving the draft filings and correspondence from Roivant.

(b) In the event that Roivant desires to abandon or cease prosecution or maintenance of any Joint Patent or Licensed Patent, Roivant shall provide reasonable prior written notice to TheraVida of such intention to abandon (which notice shall, to the extent possible, be given no later than [***] prior to the next deadline for any action that must be taken with respect to any such Patent in the relevant patent office). In such case, upon TheraVida’s written election provided no later than [***] after such notice from Roivant, TheraVida shall have the right to assume prosecution and maintenance of such Patent [***]. If TheraVida does not provide such election within [***] after such notice from Roivant, Roivant may, in its sole discretion, continue prosecution and maintenance of such Patent or discontinue prosecution and maintenance of such Patent.

9.3 Cooperation of the Parties. Each Party agrees to cooperate fully in the preparation, filing, prosecution and maintenance of Patents under Section 9.2 (Patent Prosecution and Maintenance), at its own cost. Such cooperation includes: (a) executing all papers and instruments, or requiring its employees or contractors, to execute such papers and instruments, so as enable the other Party to apply for and to prosecute patent applications in any country as permitted by Section 9.2 (Patent Prosecution and Maintenance); and (b) promptly informing the other Party of any matters coming to such Party’s attention that may affect the preparation, filing, prosecution or maintenance of any such patent applications.

9.4 Infringement by Third Parties.

(a) Notice. In the event that either TheraVida or Roivant becomes aware of any infringement or threatened infringement by a Third Party of any Licensed Patent, Roivant Patent or Joint Patent in the Territory, which infringing activity involves the using, making, importing, offering for sale or selling of a Licensed Product (regardless of whether or not Roivant is currently Developing using, making, importing, offering for sale, selling, or otherwise Commercializing the same Licensed Product), or the submission to a Party or a Regulatory Authority in the Territory of an application for a product referencing a Licensed Product, or any declaratory judgment or equivalent action (including an action before the U.S. Patent and Trademark Office such as an inter partes review) challenging any Licensed Patent, Roivant Patent or Joint Patent in the Territory in connection with any such infringement (each, a “Product Infringement”), it will promptly notify the other Party in writing to that effect. Any such notice shall include evidence to support an allegation of infringement or threatened infringement, or declaratory judgment or equivalent action, by such Third Party.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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(b) Enforcement of Licensed Patents and Joint Patents.

(i) Roivant shall have the first right, as between TheraVida and Roivant, but not the obligation, to bring an appropriate suit or take other action against any Person or entity engaged in, or to defend against, a Product Infringement of any Licensed Patent or Joint Patent, [***] and by counsel of its own choice. TheraVida shall have the right, [***], to be represented in any such action by counsel of its own choice, and Roivant and its counsel will reasonably cooperate with TheraVida and its counsel in strategizing, preparing and prosecuting any such action or proceeding. If Roivant fails to bring an action or proceeding with respect to such Product Infringement of any Licensed Patent or Joint Patent within (A) [***] following the notice of alleged infringement or declaratory judgment or (B) [***] before the time limit, if any, set forth in the appropriate laws and regulations for the filing of such actions, whichever comes first, TheraVida shall have the right, but not the obligation, to bring and control any such action [***] and by counsel of its own choice, and Roivant shall have the right, [***], to be represented in any such action by counsel of its own choice.

(ii) Except as otherwise agreed by the Parties as part of a cost-sharing arrangement, any recovery or damages realized as a result of such action or proceeding with respect to Product Infringement of any Licensed Patent or Joint Patent shall be used first to reimburse the Parties’ documented out-of-pocket legal expenses relating to the action or proceeding, and any remaining compensatory damages relating to Product Infringement of a Licensed Patent or Joint Patent (including lost sales or lost profits) shall be [***], and in the case that Roivant brought and controlled such action or proceeding, such remaining compensatory damages shall be [***] [***], and any punitive damages relating to Product Infringement of a Licensed Patent or Joint Patent shall be [***].

(c) Enforcement of Roivant Patents. Roivant shall have the sole right, as between TheraVida and Roivant, but not the obligation, to bring an appropriate suit or take other action against any Person or entity engaged in, or to defend against, a Product Infringement of any Roivant Patents, [***] and by counsel of its own choice. Any recovery or damages realized as a result of such action or proceeding by Roivant with respect to Roivant Patents shall be used first to reimburse the Parties’ documented out-of-pocket legal expenses relating to the action or proceeding, and any remaining compensatory damages relating to Product Infringement of a Roivant Patent (including lost sales or lost profits) shall be [***], and any punitive damages relating to Product Infringement of a Roivant Patent shall be [***].

(d) Cooperation. In the event a Party brings an action in accordance with this Section 9.4 (Infringement by Third Parties), the other Party shall cooperate fully, including, if required to bring such action, the furnishing of a power of attorney or being named as a party to such action.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Confidential	EXECUTION VERSION

9.5 Infringement of Third Party Rights. Each Party shall promptly notify the other in writing of any allegation by a Third Party that the manufacture, Development, importation, use, marketing, offer for sale, or sale of any Proprietary Drug or Licensed Product in the Territory infringes or may infringe the intellectual property rights of a Third Party. If a Third Party asserts that any of its Patents or other rights are infringed by the manufacture, Commercialization or Development by Roivant or its Affiliates of any Licensed Product in the Territory, Roivant shall have the right but not the obligation to defend against any such assertions [***]. In the event that Roivant elects not to defend against such Third Party claims within [***] of learning of same, TheraVida shall have the right, but not the obligation, to defend against such an action. In any event, the other Party shall cooperate fully and shall provide full access to documents, information and witnesses as reasonably requested by the Party defending such action. The Party defending the action will reimburse all Third Party costs incurred in connection with such requested cooperation. Notwithstanding the foregoing, the Parties’ rights and obligations under this Section 9.5 (Infringement of Third Party Rights), including payment obligations, will be subject to the terms of Article 13 (Indemnification; Liability).

9.6 Consent for Settlement. Neither Party shall unilaterally enter into any settlement or compromise of any action or proceeding under this Article 9 (Intellectual Property Rights) that would in any manner alter, diminish, or be in derogation of the other Party’s rights under this Agreement without the prior written consent of such other Party, which shall not be unreasonably withheld.

9.7 Patent Extensions. Roivant shall have discretion regarding, and TheraVida shall cooperate with Roivant in obtaining, patent term restoration, supplemental protection certificates or their equivalents, and patent term extensions with respect to the Licensed Patents and Joint Patents in any country in the Territory where applicable. Roivant shall file for such extensions [***].

9.8 Trademarks. Roivant shall own and be responsible for all trademarks, trade names, branding or logos related to Licensed Products in the Field in the Territory. Roivant shall be responsible for selecting, registering, prosecuting, defending, and maintaining all such marks [***].

ARTICLE 10

CONFIDENTIALITY; PUBLICATION

10.1 Duty of Confidence. Subject to the other provisions of this Article 10 (Confidentiality; Publication):

(a) all Confidential Information disclosed by a Party (the “Disclosing Party”) or its Affiliates under this Agreement will be maintained in confidence and otherwise safeguarded by the recipient Party (the “Receiving Party”) and its Affiliates using at least the same standard of care as the Receiving Party uses to protect its own proprietary or Confidential Information (but in no event less than reasonable care);

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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(b) the Receiving Party may only use any such Confidential Information for the purposes of performing its obligations or exercising its rights under this Agreement; and

(c) the Receiving Party may disclose Confidential Information of the Disclosing Party only to: (i) the Receiving Party’s Affiliates and, in the case of Roivant as the Receiving Party, its Sublicensees; and (ii) employees, directors, agents, contractors, consultants and advisers of the Receiving Party and its Affiliates and, in the case of Roivant as the Receiving Party, Sublicensees, in each case to the extent reasonably necessary for the purposes of, and for those matters undertaken pursuant to, this Agreement; provided, that such Persons are bound to maintain the confidentiality, and not to make any unauthorized use, of the Confidential Information in a manner consistent with this Article 10 (Confidentiality; Publication).

10.2 Exceptions. The foregoing obligations as to particular Confidential Information of a Disclosing Party shall not apply to the extent that the Receiving Party can demonstrate by competent evidence that such Confidential Information:

(a) is known by the Receiving Party at the time of its receipt, and not through a prior disclosure by the Disclosing Party, as shown by contemporaneous written documents of the Receiving Party;

(b) is in the public domain by use and/or publication before its receipt from the Disclosing Party, or thereafter enters the public domain through no fault of, or breach of this Agreement by, the Receiving Party;

(c) is subsequently disclosed to the Receiving Party on a non-confidential basis by a Third Party who may lawfully do so and is not under an obligation of confidentiality to the Disclosing Party; or

(d) is developed by the Receiving Party independently and without use of or reference to any Confidential Information disclosed to it by or on behalf of the Disclosing Party, as shown by contemporaneous written documents of the Receiving Party.

10.3 Authorized Disclosures. Notwithstanding the obligations set forth in Section 10.1 (Duty of Confidence), the Receiving Party may disclose Confidential Information of the Disclosing Party and the terms of this Agreement to the extent such disclosure is reasonably necessary in the following instances:

(a) filing or prosecuting of Patents as permitted by this Agreement;

(b) enforcing the Receiving Party’s rights under this Agreement or performing the Receiving Party’s obligations under this Agreement;

(c) in Regulatory Filings for Licensed Products that such Party has the right to file under this Agreement;

(d) prosecuting or defending litigation as permitted by this Agreement;

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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(e) to the Receiving Party’s directors, Affiliates, actual or potential Sublicensees (in the case of Roivant), commercial partners, independent contractors, consultants, attorneys, independent accountants or financial advisors who, in each case, have a need to know such Confidential Information in order for the Receiving Party to exercise its rights or fulfill its obligations under this Agreement, provided, in each case, that any such Person agrees to be bound by terms of confidentiality and non-use (or, in the case of the Receiving Party’s attorneys and independent accountants, such Person is obligated by applicable professional or ethical obligations) at least as restrictive as those set forth in this Article 10;

(f) to actual or potential investors, investment bankers, lenders, other financing sources or acquirors (and attorneys and independent accountants thereof) in connection with potential investment, acquisition, collaboration, merger, public offering, due diligence or similar investigations by such Third Parties or in confidential financing documents, provided, in each case, that any such Third Party agrees to be bound by terms of confidentiality and non-use (or, in the case of the Receiving Party’s attorneys and independent accountants, such Third Party is obligated by applicable professional or ethical obligations) that are no less stringent than those contained in this Agreement (except to the extent that a shorter confidentiality period is customary in the industry); and

(g) such disclosure is required by court order, judicial or administrative process or Applicable Law, provided that in such event the Receiving Party shall promptly inform the Disclosing Party of such required disclosure and provide the Disclosing Party an opportunity to challenge or limit the disclosure obligations. Confidential Information that is disclosed as required by court order, judicial or administrative process or Applicable Law shall remain otherwise subject to the confidentiality and non-use provisions of this Article 10 (Confidentiality; Publication), and the Receiving Party shall take all steps reasonably necessary, including seeking of confidential treatment or a protective order, to ensure the continued confidential treatment of such Confidential Information.

10.4 Publication. TheraVida shall not publish nor otherwise publicly disclose any data or results regarding any Proprietary Drug or Licensed Product without the prior written consent of Roivant. Prior to publishing peer reviewed manuscripts disclosing the results of studies carried out under this Agreement, Roivant shall provide TheraVida with the opportunity to review and comment on any proposed publication which relates to any Proprietary Drug or Licensed Product at least [***] prior to its intended submission for publication. Roivant shall: (i) consider in good faith any comments thereto provided by TheraVida within such [***] period; and (ii) remove any Confidential Information of TheraVida identified by TheraVida as part of its review.

10.5 Publicity/Use of Names. No disclosure of the existence, or the terms, of this Agreement may be made by either Party or its Affiliates, and neither Party shall use the name, trademark, trade name or logo of the other Party, its Affiliates or their respective employee(s) in any publicity, promotion, news release or disclosure relating to this Agreement or its subject matter, without the prior express written permission of the other Party, except as may be required by law. Notwithstanding the above, each Party and its Affiliates may disclose on its website and in its promotional materials that the other Party is a development partner of such Party for the Licensed Products and may use the other Party’s name and logo in conjunction with such disclosure.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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(a) A Party may disclose this Agreement and its terms, and material developments or material information generated under this Agreement, in securities filings with the U.S. Securities and Exchange Commission (“SEC”) (or equivalent foreign agency) to the extent required by law after complying with the procedure set forth in this Section 10.5 (Publicity/Use of Names). In such event, the Party seeking to make such disclosure will prepare a draft confidential treatment request and proposed redacted version of this Agreement to request confidential treatment for this Agreement, and the other Party agrees to promptly (and in any event, no less than [***] after receipt of such confidential treatment request and proposed redactions) give its input in a reasonable manner in order to allow the Party seeking disclosure to file its request within the time lines prescribed by applicable SEC regulations. The Party seeking such disclosure shall exercise Commercially Reasonable Efforts to obtain confidential treatment of this Agreement from the SEC as represented by the redacted version reviewed by the other Party.

(b) Further, each Party acknowledges that the other Party may be legally required, or may be required by the listing rules of any exchange on which the other Party’s or its Affiliate’s securities are traded, to make public disclosures (including in filings with the SEC or other agency) of certain material developments or material information generated under this Agreement and agrees that each Party may make such disclosures as required by law or such listing rules, provided that the Party seeking such disclosure shall provide the other Party with a copy of the proposed text of such disclosure sufficiently in advance of the scheduled release to afford such other Party a reasonable opportunity to review and comment thereon.

(c) If either Party desires to issue a press release or make a public announcement concerning the material terms of this Agreement or the Development or Commercialization of the Licensed Product under this Agreement, such as the achievement of Regulatory Approvals of the Licensed Product, such Party shall provide the other Party with the proposed text of such announcement for prior review and, except to the extent such press release or public announcement is permitted by subsection (a) or (b) above, approval by such other Party.

(d) The Parties agree that after a public disclosure has been made or a press release or other public announcement has been issued in compliance with subsection (a), (b) or (c) hereof, each Party may make subsequent public disclosures or issue press releases or other public announcements disclosing the same content without having to obtain the other Party’s prior consent and approval.

10.6 Reporting of Financial Information. From and after the Effective Date, to the extent required by the SEC in connection with Roivant or an Affiliate of Roivant registering securities in a public offering, TheraVida shall (a) cooperate with Roivant or its Affiliates and their respective accountants and auditors by providing access to information, books, and records related to the Licensed Products as Roivant may reasonably request in connection with the preparation by Roivant or its Affiliates of historical and pro forma financial statements related to

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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the Licensed Products as may be required to be included in any filing made by Roivant or any of its Affiliates under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder, including Regulation S-X and (b) without limiting the foregoing, shall provide Roivant with such information as is required for Roivant or its Affiliates to prepare audited “carve out” financial statements related to the Licensed Products, for the [***] prior to the Effective Date (or such shorter period as agreed to by Roivant) and information requested by Roivant and reasonably necessary to prepare any applicable pro forma financial information required to be filed by Roivant with the SEC. Such cooperation shall include, as applicable, (i) the signing of management representation letters to the extent required in connection with any such audit performed by Roivant’s auditors, (ii) providing Roivant or its Affiliates and their respective accountants and auditors with access to management representation letters provided by TheraVida to TheraVida’s accountants and auditors, and (iii) causing TheraVida’s accountants, auditors, and counsel to cooperate with Roivant or its Affiliates and its accountants, auditors, and counsel in connection with the preparation and audit of any financial information to be provided under this Section 10.6 (Reporting of Financial Information). If TheraVida elects to provide Roivant with the audited financial statements contemplated hereunder, the selection of an external audit firm will be at the discretion of TheraVida. Such financial statements shall be derived from TheraVida’s historical financial statements, and accurately present in all material respects the financial position of the Licensed Products as of the dates thereof. TheraVida hereby consents to the inclusion or incorporation by reference of any financial statements provided to Roivant under this Section 10.6 (Reporting of Financial Information) in any filing by Roivant or its Affiliates with the SEC and, upon request therefor of Roivant, agrees to request that any auditor of TheraVida that audits any financial statements provided to Roivant or its Affiliates under this Section 10.6 (Reporting of Financial Information) consent to the inclusion or incorporation by reference of its audit opinion with respect to such financial statements in any filing by Roivant or its Affiliates with the SEC. Roivant shall promptly pay or reimburse all documented costs incurred by TheraVida or its Affiliates in complying with this Section 10.6 (Reporting of Financial Information).

ARTICLE 11

TERM AND TERMINATION

11.1 Term. Unless earlier terminated as permitted by this Agreement, the term of this Agreement will commence upon the Effective Date and continue in full force and effect, on a Licensed Product-by-License Product basis, until the expiration of the last Royalty Term for such Licensed Product in the Territory (the “Term”). Upon the expiration (but not early termination) of the Term for such Licensed Product, the licenses granted to Roivant shall continue in effect, as non-exclusive, fully paid-up, royalty-free, transferable, perpetual and irrevocable with respect to such Licensed Product in the Field in the Territory.

11.2 Termination.

(a) Termination by Roivant for Convenience. At any time, Roivant may terminate this Agreement, at its sole discretion and for any reason or no reason, by providing written notice of termination to TheraVida, which notice includes an effective date of termination at least (i) [***] after the date of the notice if the notice is given before the Regulatory Approval of any Product; or (ii) [***] after the date of the notice if the notice is given after the Regulatory Approval of any Product.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Confidential	EXECUTION VERSION

(b) Termination for Cause. If either Party believes that the other is in material breach of its obligations hereunder, then the non-breaching Party may deliver notice of such breach to the other Party. The allegedly breaching Party shall have [***] (or [***] in the case of any payment breach) to cure such breach from the receipt of the notice. If the allegedly breaching Party fails to cure that breach within the applicable period set forth above, then the Party originally delivering the notice of breach may terminate this Agreement on written notice of termination. Any right to terminate this Agreement under this Section 11.2(b) (Termination for Cause) shall be stayed and the applicable cure period tolled in the event that, during such cure period, the Party alleged to have been in material breach shall have initiated dispute resolution in accordance with Section 14.9 (Dispute Resolution) with respect to the alleged breach, which stay and tolling shall continue until such dispute has been resolved in accordance with Section 14.9 (Dispute Resolution). If a Party is determined to be in material breach of this Agreement, the other Party may terminate this Agreement if the breaching Party fails to cure the breach within [***] after the conclusion of the dispute resolution procedure (and such termination shall then be effective upon written notification from the notifying Party to the breaching Party).

(c) Termination for Patent Challenge. Except to the extent the following is unenforceable under the laws of a particular jurisdiction, TheraVida may terminate this Agreement immediately upon written notice to Roivant if Roivant or its Affiliates or Sublicensees, individually or in association with any other person or entity, commences a legal action challenging the validity, enforceability or scope of any Licensed Patents and does not dismiss or withdraw such legal action within [***] of commencing such legal action.

(d) Termination for Bankruptcy. This Agreement may be terminated at any time during the Term by either Party upon the other Party’s filing or institution of bankruptcy, reorganization, liquidation or receivership proceedings, or upon an assignment of a substantial portion of the assets for the benefit of creditors by the other Party; provided, however, that in the case of any involuntary bankruptcy proceeding such right to terminate shall only become effective if the Party consents to the involuntary bankruptcy or such proceeding is not dismissed within [***] after the filing thereof.

11.3 Effect of Termination. Upon termination of this Agreement [***], the following consequences shall apply and shall be effective as of the effective date of such termination:

(a) If this Agreement is terminated by Roivant pursuant to Section 11.2(a) (Termination by Roivant for Convenience) or by TheraVida pursuant to Section 11.2(b) (Termination for Cause), 11.2(c) (Termination for Patent Challenge), or 11.2(d) (Termination for Bankruptcy), then (i) Roivant’s license under Section 2.1 (License to Roivant) shall terminate;

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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and (ii) Roivant hereby grants to TheraVida, effective only upon such termination, [***] under the Roivant Technology and the Joint Inventions and Joint Patents, to research, develop, make, have made, use, distribute, sell, offer for sale, have sold, import, export and otherwise commercialize Proprietary Drugs and Licensed Products in the Field. If this Agreement is terminated by Roivant pursuant to Section 11.2(b) (Termination for Cause), then TheraVida may request, within [***] of termination, that Roivant enter into good faith negotiations for no more than [***] concerning the terms of an agreement with TheraVida granting TheraVida a license under the Roivant Technology, Joint Patents, and Joint Inventions.

(b) TheraVida shall be solely responsible for all future Development, manufacture and Commercialization of Proprietary Drugs and Licensed Products in the Field, at its sole cost and expense.

(c) Roivant shall return to TheraVida or destroy, at TheraVida’s election, all Confidential Information of TheraVida, including all copies thereof and all materials, substances and compositions delivered or provided by TheraVida to Roivant.

(d) Roivant shall [***] to TheraVida all Regulatory Filings and Regulatory Approvals for any Proprietary Drug and Licensed Product, and any Roivant Know-How contained in such Regulatory Filings and Regulatory Approvals shall be subject to the license grants in Section 11.3(a) (Effects of Termination—subsection(a)) above.

(e) Roivant shall disclose to TheraVida all Roivant Know-How and all Joint Inventions to the extent not already known to TheraVida, which may be necessary or reasonably useful for TheraVida to continue to Develop, manufacture and Commercialize Proprietary Drugs and Licensed Products in the Field. In addition, Roivant shall, [***], provide reasonable technical assistance and transfer all Roivant Know-How and Joint Inventions necessary to manufacture Proprietary Drugs and Licensed Products to TheraVida or its designee.

(f) Roivant shall, at TheraVida’s request and election, use Commercially Reasonably Efforts to facilitate negotiations between TheraVida and Roivant’s Third Party providers of clinical research, manufacturing and/or distribution services.

(g) Roivant shall reasonably cooperate, at TheraVida’s request and expense, with TheraVida and its designee(s) to facilitate a smooth, orderly and prompt transition of [***] with respect to Proprietary Drugs or Licensed Products to TheraVida or its designee(s).

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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(h) TheraVida shall have the right to purchase from Roivant, [***] commercial quantities of Proprietary Drugs and Licensed Products in Roivant’s or its Affiliates’ possession or control, within [***] after receipt of TheraVida’s request. Any packaging, transport, insurance and other costs for delivery of any such purchased materials to TheraVida or its designee shall be paid by TheraVida.

(i) Roivant shall, and hereby does, effective on such termination, [***] to TheraVida all of Roivant’s and its Affiliates’ right, title and interest in and to any and all trademarks used by Roivant and its Affiliates in the Territory in connection with its Development, manufacture or Commercialization of Licensed Products (excluding any such trademarks that include, in whole or part, any corporate name or logo of Roivant or its Affiliates), including all goodwill therein, and Roivant shall promptly take such actions and execute such instruments, assignments and documents as may be necessary to effect, evidence, register and record such assignment.

11.4 Survival. Expiration or termination of this Agreement shall not relieve the Parties of any obligation accruing prior to such expiration or termination, nor shall expiration or any termination of this Agreement preclude either Party from pursuing all rights and remedies it may have under this Agreement, at law or in equity, with respect to breach of this Agreement. In addition, the provisions of [***] hereof shall survive the expiration or termination of this Agreement. Solely as to Joint Inventions, the following provisions shall also survive the expiration or termination of this Agreement: [***].

11.5 Termination Not Sole Remedy. Termination is not the sole remedy under this Agreement and, whether or not termination is effected and notwithstanding anything contained in this Agreement to the contrary, all other remedies will remain available except as agreed to otherwise herein.

ARTICLE 12

REPRESENTATIONS AND WARRANTIES

12.1 Representations and Warranties of Each Party. Each Party represents and warrants to each other Party as of the Effective Date that:

(a) it has the full right, power and authority to enter into this Agreement, to perform its obligations hereunder; and

(b) this Agreement has been duly executed by it and is legally binding upon it, enforceable in accordance with its terms, and does not conflict with any agreement, instrument or understanding, oral or written, to which it is a party or by which it may be bound, nor violate any material law or regulation of any court, governmental body or administrative or other agency having jurisdiction over it.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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12.2 Representations and Warranties by TheraVida. TheraVida represents and warrants to Roivant as of the Effective Date that:

(a) it has not previously assigned, transferred, conveyed or otherwise encumbered its right, title and interest in Licensed Technology in a manner that is inconsistent with the exclusive license granted to Roivant under Section 2.1 (Licenses to Roivant);

(b) TheraVida has not received any written notice from a Third Party that the Development of any Proprietary Drug or Licensed Product conducted by TheraVida prior to the Effective Date has infringed any Patents of any Third Party or misappropriated any other intellectual property of any Third Party and, without any duty to investigate, is not aware of any imminent or likely threat from a Third Party of such infringement or misappropriation;

(c) TheraVida has not as of the Effective Date, and will not during the Term, grant any right to any Third Party under the Licensed Technology that would conflict with the rights granted to Roivant hereunder;

(d) TheraVida has no knowledge as of the Effective Date of any Third Party that is infringing or misappropriating any of the Licensed Technology;

(e) no claim or action has been brought or, to TheraVida’s knowledge, threatened in writing by any Third Party alleging that the Licensed Patents are invalid or unenforceable, and no Licensed Patent is the subject of any interference, opposition, cancellation or other protest proceeding;

(f) the patents and patent applications listed on Exhibit C constitute all existing Licensed Patents as of the Effective Date; and

(g) to TheraVida’s knowledge (without any duty to investigate), as of the Effective Date, there is no Know-How necessary for the Development and manufacture of the Initial Proprietary Drug (as Developed and manufactured by or on behalf of TheraVida prior to the Effective Date) that is Controlled (mutatis mutandis) by any Third Party.

12.3 No Other Warranties. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, NEITHER PARTY MAKES, AND EACH PARTY EXPRESSLY DISCLAIMS, ANY AND ALL WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING THE WARRANTIES OF DESIGN, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, VALIDITY OF PATENTS, NON-INFRINGEMENT OF THE INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES, OR ARISING FROM A COURSE OF DEALING, USAGE OR TRADE PRACTICES.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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ARTICLE 13

INDEMNIFICATION; LIABILITY

13.1 Indemnification by TheraVida. TheraVida shall indemnify and hold Roivant, its Affiliates and Sublicensees, and their respective officers, directors, agents and employees (“Roivant Indemnitees”) harmless from and against any Claims against them to the extent arising or resulting from:

(a) the use, Development, manufacture, Commercialization, handling, storage or other disposition by or on behalf of TheraVida or any of its Affiliates or Third Party licensees (excluding Sublicensees) of any Proprietary Drug or Licensed Product outside the Territory, including any product liability claim; or

(b) the negligence or willful misconduct of any of the TheraVida Indemnitees; or

(c) the material breach of any of the covenants, warranties or representations made by TheraVida to Roivant under this Agreement; or

(d) any material breach by TheraVida of its obligations pursuant to this Agreement;

except in each case, to the extent such Claims result from the material breach by Roivant of any covenant, representation, warranty or other agreement made by Roivant in this Agreement or the negligence or willful misconduct of any Roivant Indemnitee.

13.2 Indemnification by Roivant. Roivant shall indemnify and hold TheraVida, its Affiliates, and their respective officers, directors, agents and employees (“TheraVida Indemnitees”) harmless from and against any Claims arising under or related to this Agreement against them to the extent arising or resulting from:

(a) the use, Development, manufacture, Commercialization, handling, storage or other disposition by or on behalf of Roivant or any of its Affiliates or Sublicensees of any Proprietary Drug or Licensed Product in the Territory, including any product liability claim; or

(b) the negligence or willful misconduct of any of the Roivant Indemnitees; or

(c) the material breach of any of the covenants, warranties or representations made by Roivant to TheraVida under this Agreement; or

(d) any material breach by Roivant of its obligations pursuant to this Agreement;

except in each case, to the extent such Claims result from the material breach by TheraVida of any covenant, representation, warranty or other agreement made by TheraVida in this Agreement or the negligence or willful misconduct of any TheraVida Indemnitee.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Confidential	EXECUTION VERSION

13.3 Indemnification Procedure. If either Party is seeking indemnification under Sections 13.1 (Indemnification by TheraVida) or 13.2 (Indemnification by Roivant) (the “Indemnified Party”), it shall inform the other Party (the “Indemnifying Party”) of the claim giving rise to the obligation to indemnify pursuant to such section as soon as reasonably practicable after receiving notice of the claim. The Indemnifying Party shall have the right to assume the defense of any such claim for which it is obligated to indemnify the Indemnified Party. The Indemnified Party shall cooperate with the Indemnifying Party and the Indemnifying Party’s insurer as the Indemnifying Party may reasonably request, and at the Indemnifying Party’s cost and expense. The Indemnified Party shall have the right to participate, at its own expense and with counsel of its choice, in the defense of any claim or suit that has been assumed by the Indemnifying Party. Neither Party shall have the obligation to indemnify the other Party in connection with any settlement made without such Party’s written consent, which consent shall not be unreasonably withheld or delayed. If the Parties cannot agree as to the application of Section 13.1 (Indemnification by TheraVida) or 13.2 (Indemnification by Roivant) as to any claim, pending resolution of the dispute pursuant to Section 14.9 (Dispute Resolution), the Parties may conduct separate defenses of such claims, with each Party retaining the right to claim indemnification from the other Party in accordance with Section 13.1 (Indemnification by TheraVida) or 13.2 (Indemnification by Roivant) upon resolution of the underlying claim.

13.4 Mitigation of Loss. Each Indemnified Party will take and will procure that its Affiliates take all such reasonable steps and action as are reasonably necessary or as the Indemnifying Party may reasonably require in order to mitigate any Claims (or potential losses or damages) under this Article 13 (Indemnification; Liability). Nothing in this Agreement shall or shall be deemed to relieve any Party of any common law or other duty to mitigate any losses incurred by it.

13.5 Special, Indirect and Other Losses. EXCEPT IN THE EVENT OF A PARTY’S BREACH OF [***] OR ARTICLE 10 (CONFIDENTIALITY; PUBLICATION), NEITHER PARTY SHALL BE ENTITLED TO RECOVER FROM THE OTHER PARTY ANY SPECIAL, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES IN CONNECTION WITH THIS AGREEMENT OR ANY LICENSE GRANTED HEREUNDER; provided, however, that this Section 13.5 shall not be construed to limit either Party’s indemnification obligations under Section 13.1 (Indemnification by TheraVida) or Section 13.2 (Indemnification by Roivant), as applicable.

13.6 Insurance. Each Party, at its own expense, shall maintain product liability and other appropriate insurance (or self-insure) in an amount consistent with sound business practice and reasonable in light of its obligations under this Agreement during the Term. Each Party shall provide a certificate of insurance (or evidence of self-insurance) evidencing such coverage to the other Party upon request.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Confidential	EXECUTION VERSION

ARTICLE 14

GENERAL PROVISIONS

14.1 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without reference to any rules of conflict of laws with the exception of sections 5-1401 and 5-1402 of New York General Obligations Law.

14.2 Assignment. Except as expressly provided hereunder, neither this Agreement nor any rights or obligations hereunder may be assigned or otherwise transferred by either Party without the prior written consent of the other Party (which consent shall not be unreasonably withheld); provided, however, that either Party may assign or otherwise transfer this Agreement and its rights and obligations hereunder without the other Party’s consent: (a) in connection with the transfer or sale of all or substantially all of the business or assets of such Party to which this Agreement relates to a Third Party, whether by merger, consolidation, divesture, restructure, sale of stock, sale of assets or otherwise; provided that in the event of any such transaction (whether this Agreement is actually assigned or is assumed by the acquiring party by operation of law (e.g., in the context of a reverse triangular merger)), intellectual property rights of the acquiring party to such transaction (if other than one of the Parties to this Agreement) and its affiliates existing prior to the transaction shall not be included in the technology licensed hereunder; or (b) to an Affiliate, provided that the assigning Party shall remain liable and responsible to the non-assigning Party hereto for the performance and observance of all such duties and obligations by such Affiliate. The rights and obligations of the Parties under this Agreement shall be binding upon and inure to the benefit of the successors and permitted assigns of the Parties, and the name of a Party appearing herein will be deemed to include the name of such Party’s successors and permitted assigns to the extent necessary to carry out the intent of this section. Any assignment not in accordance with this Section 14.2 (Assignment) shall be null and void.

14.3 Entire Agreement; Modification. This Agreement is both a final expression of the Parties’ agreement and a complete and exclusive statement with respect to all of its terms. This Agreement supersedes all prior and contemporaneous agreements and communications, whether oral, written or otherwise, concerning any and all matters contained herein. This Agreement may only be modified or supplemented in a writing expressly stated for such purpose and signed by the Parties to this Agreement.

14.4 Relationship Between the Parties. The Parties’ relationship with one another, as established by this Agreement, is solely that of independent contractors. This Agreement does not create any partnership, joint venture or similar business relationship between the Parties. Neither Party is a legal representative of the other Party. Neither Party can assume or create any obligation, representation, warranty or guarantee, express or implied, on behalf of the other Party for any purpose whatsoever.

14.5 Non-Waiver. The failure of a Party to insist upon strict performance of any provision of this Agreement or to exercise any right arising out of this Agreement shall neither impair that provision or right nor constitute a waiver of that provision or right, in whole or in part, in that instance or in any other instance. Any waiver by a Party of a particular provision or right shall be in writing, shall be as to a particular matter and, if applicable, for a particular period of time and shall be signed by such Party.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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14.6 Force Majeure. Neither Party shall be held liable to the other Party nor be deemed to have defaulted under or breached this Agreement for failure or delay in performing any obligation under this Agreement to the extent such failure or delay is caused by or results from causes beyond the reasonable control of the affected Party, potentially including, but not limited to, embargoes, war, acts of war (whether war be declared or not), acts of terrorism, insurrections, riots, civil commotions, strikes, lockouts or other labor disturbances, fire, floods, or other acts of God, or acts, omissions or delays in acting by any governmental authority or unavailability of materials related to the manufacture of Products. The affected Party shall notify the other Party of such force majeure circumstances as soon as reasonably practical, and shall promptly undertake and continue diligently all reasonable efforts necessary to cure such force majeure circumstances or to perform its obligations in spite of the ongoing circumstances.

14.7 Severability. If any one or more of the provisions contained in this Agreement is held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby, unless the absence of the invalidated provision(s) adversely affects the substantive rights of the Parties. The Parties shall in such an instance use their best efforts to replace the invalid, illegal or unenforceable provision(s) with valid, legal and enforceable provision(s) which, insofar as practical, implement the purposes of this Agreement.

14.8 Notices. Any notice to be given under this Agreement must be in writing and delivered either (a) in person, (b) by air mail (postage prepaid) requiring return receipt, (c) by overnight courier, or (d) by e-mail with delivery and return receipts requested and confirmation of delivery thereafter, to the Party to be notified at its address(es) given below, or at any address such Party may designate by prior written notice to the other. Notice shall be deemed sufficiently given for all purposes upon the earliest of: (i) the date of actual receipt; (ii) if air mailed, five (5) days after the date of postmark; (iii) if delivered by overnight courier, the next day the overnight courier regularly makes deliveries or (iv) if sent by e-mail, the date of confirmation of receipt.

If to TheraVida:

TheraVida, Inc. 177 Bovet Rd., Suite 600
San Mateo, California 94402
[***]

If to Roivant:

Roivant Sciences GmbH
Viaduktstrasse 8 4051 Basel, Switzerland
[***]

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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with a copy (which shall not constitute notice) to:

Roivant Sciences, Inc. 320 West 37th Street, 5th Floor
New York, NY 10018
[***]
[***]

14.9 Dispute Resolution

(a) The Parties shall negotiate in good faith and use reasonable efforts to settle any dispute, controversy or claim arising from or related to this Agreement or the breach thereof. Subject to Section 14.9(h) (Dispute Resolution—subsection (h)), in the event the Parties cannot resolve such dispute, controversy or claim within a period of [***], then the matter shall be referred to designated senior executives of the Parties for resolution. The initial designated senior executives shall be the Chief Business Officer of Roivant Sciences, Inc., and [***] of TheraVida. Each Party shall be entitled to name substitute senior executives upon written notice to the other Party.

(b) Except as expressly set forth in Section 14.9(h) (Dispute Resolution—subsection (h)), if, after going through this procedure, the Parties do not fully settle, and a Party wishes to pursue the matter, each such dispute, controversy or claim that is not an Excluded Claim (defined in Section 14.9(g) (Dispute Resolution—subsection (g)) below) shall be finally resolved by binding arbitration administered by [***] pursuant to [***] then in effect (the “[***]”).

(c) The arbitration shall be conducted by a panel of three (3) neutral arbitrators experienced in the pharmaceutical business, none of whom shall be a current or former employee or director, or a current stockholder, of either Party or any of their respective Affiliates or any Sublicensee: within [***] after initiation of arbitration, each Party shall select one (1) person to act as arbitrator and the two (2) Party-selected arbitrators shall select a third (3rd) arbitrator within [***] of their appointment. If the arbitrators selected by the Parties are unable or fail to agree upon the third (3rd) arbitrator, the third (3rd) arbitrator shall be appointed by [***]. The place of arbitration shall be New York, New York, and all proceedings and communications shall be in English. Within [***] after selection of the third arbitrator, the arbitrators shall conduct the Preliminary Conference (as defined in the [***]). In addressing any of the subjects within the scope of the Preliminary Conference, the arbitrators shall take into account both the desirability of making discovery efficient and cost-effective and the needs of the Parties for an understanding of any legitimate issue raised in the arbitration. The award rendered by the arbitrators shall be final, binding and non-appealable, and judgment may be entered upon it in any court of competent jurisdiction.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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(d) Either Party may apply to the arbitrators for interim injunctive relief until the arbitration award is rendered or the controversy is otherwise resolved. The arbitrators’ authority to award punitive or any other type of damages not measured by a Party’s compensatory damages shall be subject to the limitation set forth in Section 13.5 (Special, Indirect and Other Losses). Each Party shall bear its own costs and expenses and attorneys’ fees and an equal share of the arbitrators’ fees and any administrative fees of arbitration.

(e) Except to the extent necessary to confirm or enforce an award or as may be required by law, neither Party nor an arbitrator may disclose the existence, content, or results of an arbitration without the prior written consent of the other Party. In no event shall an arbitration be initiated after the date when commencement of a legal or equitable proceeding based on the dispute, controversy or claim would be barred by the applicable New York statute of limitations.

(f) The Parties agree that, in the event of a dispute over the nature or quality of performance under this Agreement, neither Party may terminate this Agreement until final resolution of the dispute through arbitration or other judicial determination. The Parties further agree that any payments made pursuant to this Agreement pending resolution of the dispute shall be refunded if an arbitrator or court determines that such payments are not due.

(g) As used in this Section, the term “Excluded Claim” means a dispute, controversy or claim that concerns (i) the construction, scope, validity, enforceability, inventorship or infringement of a patent, patent application, trademark or copyright; or (ii) any antitrust, anti-monopoly or competition law or regulation, whether or not statutory.

(h) Nothing contained in this Agreement shall deny either Party the right to seek injunctive or other equitable relief from a court of competent jurisdiction in the context of a bona fide emergency or prospective irreparable harm, and such an action may be filed and maintained notwithstanding any ongoing discussions between the Parties or any ongoing arbitration proceeding. In addition, either Party may bring an action in any court of competent jurisdiction to resolve disputes pertaining to the validity, construction, scope, enforceability, infringement or other violations of Patents or other intellectual property rights, and no such claim shall be subject to arbitration pursuant to subsections (b) and (c) of this Section 14.9 (Dispute Resolution).

14.10 Performance by Affiliates. Each Party may discharge any obligations and exercise any rights hereunder through any of its Affiliates. Each Party hereby guarantees the performance by its Affiliates of such Party’s obligations under this Agreement, and shall cause its Affiliates to comply with the provisions of this Agreement in connection with such performance. Any breach by a Party’s Affiliate of any of such Party’s obligations under this Agreement shall be deemed a breach by such Party, and the other Party may proceed directly against such Party without any obligation to first proceed against such Party’s Affiliate.

14.11 Headings. The captions to the several Articles, Sections and subsections hereof are not a part of this Agreement, but are merely for convenience to assist in locating and reading the several Articles and Sections hereof.

14.12 Waiver of Rule of Construction. Each Party has had the opportunity to consult with counsel in connection with the review, drafting and negotiation of this Agreement.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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Accordingly, the rule of construction that any ambiguity in this Agreement shall be construed against the drafting Party shall not apply.

14.13 Business Day Requirements. In the event that any notice or other action or omission is required to be taken by a Party under this Agreement on a day that is not a Business Day then such notice or other action or omission shall be deemed to require to be taken on the next occurring Business Day.

14.14 English Language. This Agreement has been prepared in the English language, and the English language shall control its interpretation. In addition, all notices required or permitted to be given hereunder, and all written, electronic, oral or other communications between the Parties regarding this Agreement shall be in the English language.

14.15 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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IN WITNESS WHEREOF, the Parties intending to be bound have caused this License Agreement to be executed by their duly authorized representatives.

ROIVANT SCIENCES GMBH		THERAVIDA INC.

By:	[***]	By:	[***]
Name:	[***]	Name:	[***]
Title:	[***]	Title:	[***]
Date:	[***]	Date:	[***]

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

LIST OF EXHIBITS

Exhibit A: THVD-102
Exhibit B: Chemical Structures of Oxybutynin and Pilocarpine
Exhibit C: Licensed Patents Existing as of the Effective Date

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Exhibit A

THVD-102

THVD-102 is a combination of Oxybutynin and Pilocarpine.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

A-1

EXHIBIT B

[***]

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

B-1

EXHIBIT C

LICENSED PATENTS EXISTING AS OF THE EFFECTIVE DATE

[***]

[***] = THREE PAGES OF CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO 17 CFR 230.406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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